                                                                    Exhibit 10.1
                                                                    ------------

                           PURCHASE AND SALE AGREEMENT

                                      dated

                                November   , 2001,
                                        ---

                                 by and between

                         TRIPLE NET PROPERTIES, L.L.C.,
                      a Virginia limited liability company

                                    as Buyer,

                                       and

                  UNITED STATES FIDELITY AND GUARANTY COMPANY,
                             a Maryland corporation

                                    as Seller

                                TABLE OF CONTENTS




                                                                            Page
                                                                            ----
1.   PURCHASE AND SALE........................................................1

2.   PURCHASE PRICE...........................................................1
     2.1   Deposit............................................................1
     2.2   Independent Contract Consideration.................................2
     2.3   Balance............................................................2
     2.4   Adjustment for Prorations..........................................2

3.   OPENING OF ESCROW........................................................2

4.   ACTIONS PENDING CLOSING..................................................3
     4.1   Due Diligence......................................................3
     4.2   Title..............................................................7

5.   DESCRIPTION OF PROPERTY..................................................8
     5.1   The Improvements...................................................8
     5.2   The Real Property..................................................8
     5.3   The Personal Property..............................................9
     5.4   The Intangible Property............................................9

6.   CONDITIONS TO CLOSING....................................................9
     6.1   Buyer's Conditions.................................................9
     6.2   Failure of Buyer's Closing Conditions.............................11
     6.3   Seller's Conditions...............................................11
     6.4   Failure of Seller's Closing Conditions............................12

7.   CLOSING.................................................................12
     7.1   Closing Date......................................................12
     7.2   Deliveries by Seller..............................................12
     7.3   Deliveries by Buyer. delivered by Buyer at the Closing,...........13
     7.4   Actions by Escrow Agent...........................................13
     7.5   Prorations........................................................14
     7.6   Closing Costs.....................................................16
     7.7   Deliveries Outside of Escrow......................................16

8.   SELLER'S REPRESENTATIONS AND WARRANTIES.................................17
     8.1   Due Organization..................................................17
     8.2   Seller's Authority; Validity of Agreements........................17
     8.3   Leases............................................................17
     8.4   Contracts.........................................................17
     8.5   Violations of Laws................................................17
     8.6   Litigation........................................................17
     8.7   Zoning and Condemnation...........................................18
     8.8   Seller's  Knowledge...............................................18
     8.9   Survival..........................................................18

                                Table of Contents
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

9.   BUYER'S REPRESENTATIONS AND WARRANTIES..................................18
     9.1   Due Organization..................................................18
     9.2   Buyer's Authority: Validity of Agreements.........................18
     9.3   Survival..........................................................19

10.  ADDITIONAL COVENANTS AND AGREEMENTS.....................................19
     10.1  As-Is.............................................................19
     10.2  Changes in Conditions.............................................20
     10.3  Service and Management Contracts..................................20
     10.4  Leases............................................................20

11.  RISK OF LOSS............................................................20
     11.1  Condemnation......................................................20
     11.2  Casualty..........................................................21

12.  REMEDIES................................................................21
     12.1  Liquidated Damages................................................21
     12.2  Default by Seller.................................................22

13.  BROKERS.................................................................22

14.  MISCELLANEOUS PROVISIONS................................................23
     14.1  Governing Law.....................................................23
     14.2  Entire Agreement..................................................23
     14.3  Modification; Waiver..............................................23
     14.4  Notices...........................................................23
     14.5  Expenses..........................................................24
     14.6  Assignment........................................................24
     14.7  Severability......................................................25
     14.8  Successors and Assigns, Third Parties.............................25
     14.9  Counterparts......................................................25
     14.10 Headings..........................................................25
     14.11 Time of Essence...................................................25
     14.12 Further Assurances................................................25
     14.13 Number and Gender.................................................25
     14.14 Construction......................................................25
     14.15 Exhibits..........................................................25
     14.16 Attorneys' Fees...................................................26
     14.17 Business Days.....................................................26
     14.18 Early Termination.................................................26
     14.19 Waiver of Known Defaults..........................................26
     14.20 DTPA WAIVER.......................................................26
     14.21 Texas Real Estate License Act.....................................26
     14.22 Exchange..........................................................27
     14.23 Confidentiality...................................................27

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered
                                             ---------
into as of November,    2001, (the "Execution Date"), by and between Triple Net
                    ----            --------------
Properties, L.L.C., a Virginia limited liability company ("Buyer"), and United
                                                           -----
States Fidelity and Guaranty Company, a Maryland corporation ("Seller"), for the
                                                               ------
purpose of setting forth the agreement of the parties and of instructing Commonwealth Land Title Insurance Company ("Escrow Agent"), with respect to the
                                            ------------
transaction contemplated by this Agreement.

                                    R E C I T A L S
                                    ---------------

     A. Seller is the owner of an undivided fee simple interest in those certain parcels of real property respectively located at 8200 Perrin Beitel, 2700 N.E. Loop 410 and 8333 Vicar Drive, respectively, in the City of San Antonio, County of Bexar, State of Texas, as more particularly described on Exhibit "A" attached
                                                            -----------
hereto (the "Land Parcel"), commonly known as the "Titan Building" and "Titan
             -----------
Plaza". The Land Parcel, together with all and singular property rights and interests constituting the "Real Property" (as hereinafter defined), the "Improvements," the "Leases," the "Personal Property," and the "Intangible Property" (each as hereinafter defined), are sometimes collectively referred to herein as the "Property."
               --------

     B. Seller desires to sell, transfer and convey the Property to Buyer, and Buyer desires to purchase and acquire the Property from Seller, upon and subject to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree, and instruct Escrow Agent, as follows:

1.   PURCHASE AND SALE.
     -----------------

     Subject to all of the terms and conditions of this Agreement, Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase and acquire from Seller, the Property, upon the terms and conditions set forth herein.

2.   PURCHASE PRICE.
     --------------

     The purchase price of the Property (the "Purchase Price") shall equal Nine
                                              --------------
Million Three Hundred Thirty Thousand Dollars ($9,330,000.00), subject to adjustment as hereinafter provided. The Purchase Price shall be payable as follows:

     2.1 Deposit. Concurrently with the "Opening of Escrow" (as hereinafter
         -------
     defined), Buyer shall deposit into "Escrow" (as hereinafter defined) the sum of One Hundred Thousand

     Dollars ($100,000.00) (which amount, together with all additional sums thereafter deposited and any and all interest earned thereon, shall hereinafter be referred to as the "Deposit"), by wire transfer. Within two
                                        -------
     (2) Business Days following the expiration of the "Due Diligence Period" (as hereinafter defined), Buyer shall deposit into Escrow an additional amount of One Hundred Thousand Dollars ($100,000.00) (the "Additional
                                                                ----------
     Deposit") by wire transfer, such that the principal amount of the Deposit
     -------
     (exclusive of any earnings which may be accrued) shall be equal to Two Hundred Thousand Dollars ($200,000.00). If the sale of the property is not consummated for any reason other than the default of Seller, then the Deposit shall be held and disbursed in accordance with the terms of this Agreement. Escrow Agent shall invest the Deposit in money market accounts, certificates of deposit or United States Treasury Bills as Buyer may instruct from time to time, provided that such investments are federally issued. At the "Closing" (as hereinafter defined), the Deposit shall be paid to Seller and credited against the Purchase Price. Seller shall not be responsible for, nor shall Seller bear the risk of loss of, the Deposit and Seller shall not be responsible for the rate of return thereon.

     2.2 Independent Contract Consideration. The amount of One Hundred and
         ----------------------------------
     No/100 Dollars ($100.00) shall be paid to Seller by Buyer concurrently with the deposit into Escrow of the Deposit, as consideration for Seller's execution and delivery of this Agreement and for Buyer's right of review, inspection and termination (the "Independent Contract Consideration"). The
                                      ----------------------------------
     Independent Contract Consideration is independent of any other consideration or payment provided for in this Agreement and, notwithstanding anything to the contrary contained herein, is non-refundable in all events.

     2.3 Balance. Not later than 10:00 a.m., Pacific Standard time, of the
         -------
     "Closing Date" (as hereinafter defined), Buyer shall pay to Seller the balance of the Purchase Price over and above the Deposit, by wire transfer of immediately available federal funds, net of all prorations and adjustments, as provided herein.

     2.4 Adjustment for Prorations. On the Closing Date, Buyer shall receive as
         -------------------------
     a credit against the Purchase Price an amount equal to the sum of all: (a) unrefunded and unapplied security deposits which were paid by tenants of the Property (collectively, "Tenants") to or for the account of Seller; (b)
                                  -------
     rentals already received by Seller attributable to the period from and after the Closing Date; and (c) the amount, if any, by which prorated amounts and "Closing Costs" (as hereinafter defined) allocated to Seller pursuant to Sections 7.5.1 and 7.6 hereof exceed prorated amounts and Closing Costs allocated to Buyer pursuant to Sections 7.5.1 and 7.6 hereof.

3.   OPENING OF ESCROW.
     -----------------

     On or before the second (2nd) "Business Day" (as hereinafter defined) after the Execution Date, Buyer and Seller shall cause an escrow ("Escrow") to be
                                                             ------
opened with Escrow Agent (the "Opening of Escrow") by delivery to Escrow Agent
                               -----------------
of a fully executed copy of this Agreement and Buyer shall deliver to Escrow Agent the Deposit as provided in Section 2.1 hereof. Escrow Agent shall promptly deliver to Buyer and Seller written notice of the date of the Opening of Escrow. This Agreement shall constitute escrow instructions to Escrow Agent as well as the agreement of the parties. Escrow Agent is hereby appointed and designated to act as Escrow Agent and instructed to deliver, pursuant to the terms of this Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions (not inconsistent with this Agreement as determined by counsel for Buyer and Seller) as Escrow Agent shall deem reasonably necessary for its protection, including Escrow Agent's general provisions (as may be modified by Buyer, Seller and Escrow Agent). In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

4.   ACTIONS PENDING CLOSING.
     -----------------------

     4.1  Due Diligence.
          -------------

          4.1.1 Property Documents.
                ------------------

               (a) On or before the third (3rd) Business Day after the Execution Date (the "Document Delivery Date"), Seller shall,
                                         ----------------------
                    at Seller's sole cost and expense, provide to Buyer true, correct and complete copies of all of the following documents, to the extent that such documents exist and are in Seller's possession (collectively, the "Delivered
                                                               ---------
                    Documents"):
                    ---------

                    (i) all leases and other occupancy agreements now in effect at the Property, together will all amendments, guaranties and other agreements pertaining thereto (collectively, the "Leases");
                                             ------

                    (ii) a current rent roll (the "Rent Roll") for the Property
                                                   ---------
                         for the month preceding the Execution Date in the format customarily prepared for Seller and showing tenant names, vacant premises, commencement dates, expiration dates of all Leases and a current schedule of rent for each Lease;

                    (iii) a list of all security deposits held by Seller under
                         Leases;

                    (iv) operating statements for the Property for the last
                         calendar year and the current year-to-date;

                    (v) a list of currently delinquent Tenants under Leases, as aging;

                    (vi) a copy of the general ledger for the Property, in
                         detail, for the past calendar year and the current year-to-date;

                    (vii) a copy of Seller's common area maintenance budget and operating recovery reconciliation statements for the last calendar year and the current year to date;

                    (viii) a summary of utility expenses for the last calendar year and the current year to date, as provided by the local providers of water / sewer and gas / electricity, or copies of the bills from such providers for such period;

                    (ix) a copy of the ad valorem tax statement for the Property for the years 1999 and 2000;

                    (x) copies of any hazardous materials reports prepared for Seller during Seller's period of ownership;

                    (xi) copies of any roof reports;

                    (xii) a list of any outstanding litigation affecting the
                         Property;

                    (xiii) copies of the "Service Contracts" (as hereinafter
                         defined); and

                    (xiv) a list of the Personal Property.

               (b) Prior to the expiration of the Document Delivery Date, Seller shall make available to Buyer for its review and copying, at Buyer's sole cost and expense, during normal business hours and upon reasonable advance notice to Seller, at the management office of the Property, true, correct and complete copies of all reports, studies, site plans, surveys, maps, certificates of occupancy, property photos and other materials or information relating to the Property, to the extent such items exist and are in Seller's possession or control (collectively, together with the Delivered Documents, the "Property Documents").
                                              ------------------

               (c) With respect to any reports or other information prepared by third parties provided to Buyer pursuant to (a) and/or (b) of this Section 4.1.1, Seller is not making any representations or warranties, implied or otherwise, as to the accuracy of the factual information provided or the conclusions formed by the consultants who prepared such reports or information, or as to the skill and care taken by the consultant in preparing the same. Seller will not be responsible for conditions or consequences arising from relevant facts that were concealed, withheld, or not fully disclosed by any consultant, any regulatory or governmental agency, or from persons interviewed as part of the preparation of any such report. Buyer also acknowledges that the facts and conditions referenced in any of such reports may change over time and the conclusions and recommendations set forth therein are applicable only to the facts and conditions as described therein. Buyer should use good faith efforts in determining whether any of such reports are accurate.

               (d) Seller will instruct Seller's property manager to cooperate fully with Buyer with respect to the foregoing review items subject to the provisions of this Section 4.1.1. Notwithstanding the foregoing, Buyer shall have no right to inspect (i) any internal memoranda or reports prepared by or on behalf of Seller which Seller deems confidential, nor
                    (ii) any appraisals of the Property prepared by or on behalf of Seller. In the event this Agreement shall terminate for any or no reason, Buyer agrees to return to Seller, no later than two (2) days after request, all documents and other materials delivered to Buyer hereunder.

               (e) All information made available by Seller to Buyer in accordance with this Agreement or obtained by Buyer in the course of its investigations shall be treated as confidential information by Buyer, and, prior to the purchase of the Property by Buyer, Buyer shall use its best efforts to prevent its consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Buyer for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Agreement.

          4.1.2 Buyer's Diligence Tests. At all reasonable times during the
                -----------------------
          thirty (30) day period commencing on the later to occur of the Execution Date or the Document Delivery Date (the "Due Diligence
                                                             -------------
          Period"), Buyer, its agents and representatives shall be entitled at
          ------
          Buyer's sole cost and expense to:

               (a) enter onto the Property during normal business hours and upon reasonable advance notice to Seller, to perform any inspections, investigations, studies and tests of the Property (including, without limitation, physical, structural, mechanical, architectural, engineering, soils, geotechnical and environmental tests that Buyer deems reasonable);

               (b) cause an environmental assessment of the Property to be performed, upon reasonable notice to Seller;

               (c)  review all Property Documents; and

               (d)  investigate such other matters as Buyer may desire.

          Buyer's entry onto and inspections of the Property in accordance with the terms hereof shall not damage the Property in any respect. Any entry by Buyer onto the Property shall be subject to, and conducted in accordance with, all applicable laws and the terms of the Leases so as to avoid any interference with the occupancy of the Property and to avoid any disturbance of any of the Tenants of the Property. A representative of Seller shall have the right to be present during any physical tests, inspections and investigation at or about the Property. Buyer has no right to make any physical alterations to the Property without Seller's written consent. If Buyer or its representatives undertake any borings or other disturbances of the soil of the Property, the soil shall be re-compacted and Buyer shall otherwise restore any damage to the Property to its condition immediately before any such borings or other disturbances were undertaken, and Buyer shall obtain, at Buyer's sole cost and expense, a certificate from a licensed soils engineer that certifies that the soil has been re-compacted to such condition. Any soil, waste or other materials removed during any environmental testing must be properly disposed of by Buyer at Buyer's sole cost, even though Buyer may elect to terminate this Agreement. Buyer shall keep the Property free and clear of any mechanic's or materialmen's liens arising out of any entry onto or inspection of the Property. The Buyer's obligations pursuant to this Section 4.1.2 shall survive the Closing or the earlier termination of this Agreement.

          4.1.3 Insurance and Indemnity. Buyer agrees that from the Execution
                -----------------------
          Date through the Due Diligence Termination Date, Buyer shall carry, or cause its agent to carry, workers' compensation and general liability insurance in the amount of $1,000,000 per occurrence, which insurance shall name Seller as an additional insured; upon request, Buyer shall provide Seller with proof of such insurance prior to commencing Buyer's physical inspections of the Property. Buyer shall indemnify, protect, defend and hold Seller harmless from and against any and all claims (including, without limitation, claims for mechanic's liens or materialmen's liens), causes of action, demands, obligations, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) (collectively, "Claims") in connection with or arising
                                         ------
          out of any inspections carried on by or on behalf of Buyer pursuant to the terms hereof; provided, however, that Buyer shall not indemnify Seller for any Claims solely caused by Seller's negligence or willful misconduct. In the event that this Agreement is terminated for any reason, (i) Buyer shall repair any damage to the Property caused by its entry thereon and restore the same to the condition in which it existed prior to such entry and (ii) Buyer shall deliver to Seller, upon Seller's request and without charge therefor, the results and copies of any and all inspections, studies, tests, surveys, or other reports made by or for Buyer with respect to the Property. The provisions of this Section 4.1.3 shall survive the Closing or the earlier termination of this Agreement.

          4.1.4 Buyer's Termination Right. Buyer shall have the right at any
                -------------------------
          time on or before the last day of the Due Diligence Period (the "Due
                                                                           ---
          Diligence Termination Date") to terminate this Agreement if Buyer
          --------------------------
          determines in its sole and absolute discretion that the Property is not acceptable to Buyer. In the event that Buyer fails to deliver a written notice to Seller and Escrow Agent waiving its termination right under this Section 4.1.4 on or before the Due Diligence Termination Date and giving notice of Buyer's intention to proceed with the acquisition of the Property, then (a) Escrow Agent shall return the Deposit to Buyer, (b) the parties shall equally share the cancellation charges of Escrow Agent and "Title Company" (as hereinafter defined), if any, and (c) this Agreement shall automatically terminate and be of no further force or effect and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement. In the event that Buyer delivers a written notice to Seller and Escrow Agent waiving its termination right hereunder and giving notice of Buyer's intention to proceed with the acquisition of the Property on or before the Due Diligence Termination Date, then Buyer shall be deemed to have unconditionally waived its termination right hereunder and this Agreement shall continue in full force and effect, and the Additional Deposit shall be delivered to the Escrow Agent by Buyer in accordance with the provisions of Section 2.1.

          4.1.5 Financing Contingency. Buyer shall have a period of forty-five
                ---------------------
          (45) days from the date which is the later to occur of the Execution Date or the Document Delivery Date (the "Financing Contingency
                                                   ---------------------
          Period") to obtain a commitment for financing of the acquisition of
          ------
          the Property on terms acceptable to Buyer. If Buyer is unable to obtain such a commitment for financing on terms acceptable to Buyer, Buyer shall have the right to terminate this Agreement at any time on or before the last day of the Financing Contingency Period. In the event that Buyer fails to deliver a written notice to Seller and Escrow Agent waiving its termination right under this Section 4.1.5 on or before 5:00 p.m., Central Standard time, of the last day of the Financing Contingency Period, this Agreement shall automatically terminate and be of no further force and effect, subject to and except for Buyer's obligations under Section 4.1.3 and any other provision hereof which expressly survives the termination of this Agreement, and Escrow Agent shall return to Buyer the Deposit and Seller and Buyer shall evenly divide the cancellation charges of the Escrow Agent and the Title Company, if any. In the event that Buyer delivers a written notice to Seller and Escrow Agent waiving its termination right under this Section 4.1.5 by 5:00 p.m., Central Standard time, of the last day of the Financing Contingency Period, this Agreement shall remain in full force and effect and Buyer shall no longer have a right to terminate this Agreement pursuant to this Section 4.1.5.

     4.2  Title.
          -----

          4.2.1 Deliveries by Seller. Not later than fourteen (14) days
                --------------------
          following the Execution Date, Seller shall, at its sole cost and expense, cause to be delivered to Buyer (a)(i) a current commitment (the "Title Commitment") for a standard coverage owner's policy of
                ----------------
          title insurance (the "Title Policy") for the Real Property issued by
                                ------------
          Commonwealth Land Title Insurance Company, 350 Commerce, Suite 150, Irving, California 92602 (in such capacity, "Title Company") and (ii)
                                                       -------------
          legible copies of all documents referenced as exceptions therein (collectively, the "Underlying Documents"), and (b) a current as-built
                              --------------------
          survey of the Real Property (the "Survey") prepared in accordance with
                                            ------
          and satisfying the minimum standards of ALTA, in a form and certified as of a date satisfactory to the Title Company to delete standard survey exceptions from the Title Policy. The Title Commitment, the Underlying Documents and the Survey shall be collectively referred to herein as the "Title Documents."
                         ---------------

          4.2.2 Buyer's Review of Title. Buyer shall have a period of ten (10)
                -----------------------
          days following Buyer's receipt of the Title Commitment, Underlying Documents and Survey to notify Seller in writing of any objection which Buyer may have to any matters reported or shown in the Title Documents or any updates thereof ("Buyer's Objection Letter")
                                             ------------------------
          (provided, however, that if any such updates are received by Buyer, Buyer shall have an additional five (5) Business Days following Buyer's receipt of such update and copies of all documents referenced therein to notify Seller of objections to items shown on any such update which were not disclosed on the previously delivered Title Documents). In addition to the Leases, matters reported in or shown by the Title Documents (or any updates thereof) and not timely objected to by Buyer as provided above shall be deemed to be "Permitted Exceptions." Seller shall have
                                       --------------------
          no obligation to cure or correct any matter objected to by Buyer other than deed of trust liens and liens securing the payment of money having an outstanding amount of Fifty Thousand and No/100 Dollars ($50,000.00) or less (other than inchoate liens for taxes not yet due and payable). However, on or before the fifth (5th) Business Day following Seller's receipt of Buyer's Objection Letter, Seller may elect, by delivering written notice of such election to Buyer and Escrow Agent ("Seller's Response") whether to cause Title Company to
                         -----------------
          remove or insure over any matters objected to in Buyer's Objection Letter. If Seller fails to deliver Seller's Response within the time frame set forth above, it shall be deemed to be an election by Seller not to cause Title Company to so remove or insure over such objections. If Seller elects not to cause Title Company to so remove or insure, then Buyer must elect, by delivering written notice of such election to Seller and Escrow Agent on or before the earlier to occur of (a) the fifth (5th) Business Day following Buyer's receipt of Seller's Response or (b) if no Seller's Response is received by Buyer, the fifth (5th) Business Day following the date on which Seller shall have been deemed to have responded, as provided above, to: (i) terminate this Agreement (in which case Escrow Agent shall return the Deposit to Buyer) and Seller shall pay the cancellation charges of Escrow Agent and Title Company, if any, and neither party shall thereafter have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement); or (ii) proceed to a timely Closing whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions. In the event that Buyer fails to make such election on a timely basis, then Buyer shall be deemed to have elected to proceed to a timely Closing in accordance with the preceding clause (ii).

          4.2.3 Condition of Title at Closing. Upon the Closing, Seller shall
                -----------------------------
          sell, transfer and convey to Buyer fee simple title to the Real Property by a duly executed and acknowledged special warranty deed in the form of Exhibit "B" attached hereto (the "Deed"), subject only to
                      ----------
          the Permitted Exceptions.

5.   DESCRIPTION OF PROPERTY.
     -----------------------

     5.1 The Improvements. As used herein, the term "Improvements" shall mean
         ----------------
     all of Seller's right, title and interest in and to all buildings, improvements, structures and fixtures now or hereafter located on the Land Parcel.

     5.2 The Real Property. As used herein, the term "Real Property" shall mean,
         -----------------                            -------------
     collectively, all of Seller's right, title and interest in and to: (a) the Land Parcel; (b) the Improvements; (c) all apparatus, equipment and appliances affixed to and used in connection with the operation or occupancy of the Property and/or any of the Improvements (such as heating, air conditioning or mechanical systems and facilities used to provide any utility services, refrigeration, ventilation, waste disposal or other services) and now or hereafter located on or in the Property and/or any of the Improvements; and (d) all of Seller's rights, privileges and easements appurtenant to or used in connection with the Property and/or any of the Improvements, including, without limitation, all minerals, oil, gas and other hydrocarbon substances, all development rights, air rights, water, water rights and water stock relating to the Land Parcel, all strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Seller appurtenant, adjacent or connected to the Land Parcel.

     5.3 The Personal Property. As used herein, the term "Personal Property"
         ---------------------                            -----------------
     shall mean all of Seller's right, title and interest in and to that certain tangible personal property, equipment, machinery and supplies owned or leased by Seller and situated at the Real Property and used by Seller exclusively in connection with the use, operation, maintenance or repair of all or any portion of the Real Property as of the Closing Date.

     5.4 The Intangible Property. As used herein, the term "Intangible Property"
         -----------------------                            -------------------
     shall mean all of Seller's right, title and interest in and to that certain intangible property owned by Seller and used by Seller exclusively in connection with all or any portion of the Real Property and/or the Personal Property, including, without limitation, all of Seller's right, title and interest, if any, in and to: (a) the Leases, (b) all contracts identified on Exhibit "C" attached hereto (collectively, the "Service Contracts"), but
     ----------                                         -----------------
     only to the extent that such are assignable, all books, records, reports, test results, environmental assessments, if any, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of all or any portion of the Real Property and for the Personal Property; (c) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting any portion of the Real Property and Personal Property; and (d) all transferable guarantees, warranties and utility contracts relating to all or any portion of the Real Property.

6.   CONDITIONS TO CLOSING.
     ---------------------

     6.1 Buyer's Conditions. The obligation of Buyer to complete the transaction
         ------------------
     contemplated by this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at the Closing) (the "Buyer's Closing Conditions"), which
                                          --------------------------
     conditions may be waived, or the time for satisfaction thereof extended, by Buyer only in a writing executed by Buyer (provided, however, that Buyer's acceptance of the Deed shall be deemed to be a waiver of any unsatisfied conditions regardless of whether Buyer executes a separate written instrument to that effect at the Closing):

          6.1.1 Title. Title Company shall be prepared and irrevocably committed
                -----
          to issue to Buyer (with an effective date not earlier than the Closing
          Date), a Texas form of owner's policy of title insurance in favor of Buyer for the Real Property (a) showing fee title to the Real Property vested in Buyer, (b) with liability coverage in an amount equal to the Purchase Price, (c) with those endorsements reasonably requested by Buyer (provided that such endorsements are available in the State of Texas and are paid for by Buyer in accordance with the terms hereof) and (d) containing no exceptions other than the Permitted Exceptions (the "Owner's Title Policy").
                --------------------

          6.1.2 Seller's Due Performance. All of the representations and
                ------------------------
          warranties of Seller set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, and Seller, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Seller to be complied with or performed pursuant to the terms of this Agreement.

          6.1.3 Physical Condition of Property. Subject to the terms of Section
                ------------------------------
          11 hereof, the physical condition of the Property shall be the same on the Closing Date as on the Execution Date, except for reasonable wear and tear and any damages due to any act of Buyer or Buyer's representatives.

          6.1.4 Bankruptcy. No action or proceeding shall have been commenced by
                ----------
          or against Seller under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors, and no attachment, execution, lien or levy shall have attached to or been issued with respect to Seller's interest in the Property or any portion thereof.

          6.1.5 Tenant Estoppels. Seller agrees to furnish each Tenant under the
                ----------------
          Leases with the form of Tenant estoppel required by Buyer's lender and to request that each Tenant execute and return the same to Seller, provided that Buyer shall provide to Seller the required form of estoppel certificate and subordination, non-disturbance, and attornment agreement as soon as available but not later than thirty
          (30) days prior to the Closing Date. Buyer shall have no obligation to complete the transaction contemplated by this Agreement unless, at least five (5) days prior to the closing, Seller shall have delivered to Buyer current estoppel certificates and subordination, non-disturbance and attornment agreements for all "Major Tenants" (as hereinafter defined); provided, however, in no event shall Seller's failure to obtain such certificates and agreements constitute a default by Seller under this Agreement, including but not limited to the provisions of Section 6.2.2 and Section 12.2, except that Buyer shall be entitled to exercise its rights and remedies provided under
          Section 6.2 (other than the right provided in Section 6.2.2 to pursue its remedies under Section 12.2). As used in this Agreement, "Major
                                                                        -----
          Tenants" shall mean those tenants identified on Exhibit "H" attached
          -------                                         -----------
          hereto (which in the aggregate represent approximately 82% of the currently leased space of the Property).

          6.1.6 Leases. At the Closing, Seller shall assign all of its rights
                ------
          and remedies under the Leases (including, without limitation, its right to any security deposits and prepaid rent) to Buyer, and Buyer shall assume the obligations of Seller with respect thereto, pursuant to an assignment and assumption of leases and security deposits in the form of Exhibit "D" attached hereto (the "Assignment of Leases"). The
                  -----------                       --------------------
          Assignment of Leases shall include a provision whereby (a) Seller shall indemnify, protect and hold Buyer harmless from and against any and all claims with respect to liabilities or obligations of the landlord under the Leases arising during Seller's period of ownership and (b) Buyer shall indemnify, protect, defend and hold Seller harmless from and against any and all Claims with respect to liabilities or obligations of the landlord under the Leases arising during Buyer's period of ownership, in each case as set forth in the form of Assignment of Leases attached hereto as Exhibit "D".
                                    -----------

          6.1.7 Bill of Sale. At the Closing, Seller shall transfer to Buyer
                ------------
          (and Buyer shall assume Seller's obligations, if any, with respect to) all of the Personal Property and the Intangible Property (other than the Leases and any management agreement pertaining to the Property), pursuant to a bill of sale, assignment and assumption in the form of Exhibit "E" attached hereto (the "Bill of Sale"). Any existing
          -----------                       ------------
          management agreement pertaining to the Property shall be terminated by Seller as of the Closing Date.

          6.1.8 Non-Foreign Affidavit. At the Closing, Seller shall deliver to
                ---------------------
          Buyer a non-foreign affidavit in the form of Exhibit "F" attached
                                                      ------------
          hereto executed by Seller (the "Non-Foreign Affidavit").
                                          ---------------------

     6.2 Failure of Buyer's Closing Conditions. If any of Buyer's Closing
         -------------------------------------
     Conditions have not been fulfilled within the applicable time periods, Buyer may:

          6.2.1 waive the Buyer's Closing Condition and close Escrow in accordance with this Agreement, without adjustment or abatement of the Purchase Price; or

          6.2.2 terminate this Agreement by written notice to Seller and Escrow Agent, in which event Escrow Agent shall return the Deposit to Buyer (subject to the provisions of Section 12.2), all other documents,
                                        ------------
          instruments and funds delivered into Escrow shall be returned to the party that delivered the same into Escrow, Seller shall pay for all of the cancellation charges of Title Company and Escrow Agent, if any, and to the extent that the failure of any applicable Buyer's Closing Condition is caused by a Seller default, Buyer shall be entitled to pursue its rights and remedies pursuant to the terms of Section 12.2 hereof.

     6.3 Seller's Conditions. The obligation of Seller to complete the
         -------------------
     transaction contemplated by this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at the Closing) (the "Seller's Closing
                                                     ----------------
     Conditions") which conditions may be waived, or the time for satisfaction
     ----------
     thereof extended, by Seller only in a writing executed by Seller:

          6.3.1 Buyer's Due Performance. All of the representations and
                -----------------------
          warranties of Buyer set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, and Buyer, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Buyer to be complied with or performed pursuant to the terms of this Agreement.

          6.3.2 Bankruptcy. No action or proceeding shall have been commenced by
                ----------
          or against Buyer or any of its affiliates under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors.

          6.3.3 Deliveries. Buyer shall have delivered to Escrow Agent or
                ----------
          Seller, as the case may be, such documents or instruments as are required to be delivered by Buyer pursuant to the terms of this Agreement.

     6.4 Failure of Seller's Closing Conditions. If any of Seller's Closing
         --------------------------------------
     Conditions have not been fulfilled within the applicable time periods, Seller may:

          6.4.1 waive the Seller's Closing Condition and close in accordance with this Agreement, without adjustment or abatement of the Purchase Price; or

          6.4.2 terminate this Agreement by written notice to Buyer and Escrow Agent, in which event (a) Escrow Agent shall deliver the Deposit to Seller (which Seller shall retain as liquidated damages, as its sole and exclusive remedy hereunder, in accordance with the terms of
          Section 12 hereof), (b) Escrow Agent shall return all other documents, instruments and funds delivered into Escrow to the party that delivered the same into Escrow and (c) Buyer shall pay for all of the cancellation charges of Title Company and Escrow Agent, if any.

7.   CLOSING.
     -------

     7.1 Closing Date. Subject to the provisions of this Agreement, Closing
         ------------
     shall take place on the forty-fifth (45th) day after the Due Diligence Termination Date, or on such other date as the parties hereto may agree. As used the following terms shall have the following meanings: (a) the "Closing" means the consummation of the sale and purchase of the Property
      -------
     pursuant to the terms of this Agreement; and (b) the "Closing Date" shall mean the date up which the Closing actually occurs.

     7.2 Deliveries by Seller. On or before 10:00 a.m., Pacific Standard time,
         --------------------
     of the Closing Date, Seller, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each dated as of the Closing Date, in addition to all other items and payments required by this Agreement to be delivered by Seller at the
     Closing:

          7.2.1 Deed. The original executed and acknowledged Deed conveying the
                ----
          Real Property to Buyer;

          7.2.2 Non-Foreign Affidavit. The original executed Non-Foreign
                ---------------------
          Affidavit;

          7.2.3 Assignment of Leases. Two (2) original executed counterparts of
                --------------------
          the Assignment of Leases.

          7.2.4 Bill of Sale. Two (2) original executed counterparts of the Bill
                ------------
          of Sale;

          7.2.5 Seller's Certificate. An original certificate executed by Seller
                --------------------
          certifying that the representations and warranties of Seller set forth in this Agreement are true, correct and complete in all material respects as of the Closing Date.

          7.2.6 Proof of Authority. Such proof of Seller's authority and
                ------------------
          authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company or Buyer; and

          7.2.7 Keys. All keys to all locks on the Property and, to the extent
                ----
          in Seller's possession, original counterparts of all Leases, Service Contracts and other documents included within the Property. The items referred to in this Section 7.2.6 may be delivered to the Property rather than at the Closing.

          7.2.8 Current Rent Roll. A current rent roll in the form described in
                -----------------
          Section 4.1.1(a)(ii).
          --------------------

          7.2.9 Other. Such other documents and instruments, signed and properly
                -----
          acknowledged by Seller, if appropriate, as may be reasonably required by Buyer, Title Company, Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein.

     7.3 Deliveries by Buyer. On or before 10:00 a.m., Pacific Standard time, of
         -------------------
     the Closing Date, Buyer, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following funds, documents and instruments, each dated as of the Closing Date, in addition to all other items and payments required by this Agreement to be delivered by Buyer at the Closing,

          7.3.1 Purchase Price. Cash in an amount equal to the sum of the
                --------------
          Purchase Price and all of the Buyer's Closing Costs (and otherwise sufficient to close the transaction contemplated herein);

          7.3.2 Assignment of Leases. Two (2) original executed counterparts of
                --------------------
          the Assignment of Leases;

          7.3.3 Bill of Sale. Two (2) original executed counterparts of the Bill
                ------------
          of Sale;

          7.3.4 Proof of Authority. Such proof of Buyer's authority and
                ------------------
          authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer as may be reasonably required by Title Company or Seller; and

          7.3.5 Other. Such other documents and instruments, signed and properly
                -----
          acknowledged by Buyer, if appropriate, as may reasonably be required by Seller, Title Company, Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein.

     7.4 Actions by Escrow Agent. Provided that Escrow Agent shall not have
         -----------------------
     received written notice from Buyer or Seller of the failure of any condition to the Closing or of the termination of the Escrow and this Agreement, when Buyer and Seller have deposited into

     Escrow the documents and funds required by this Agreement and Title Company is irrevocably and unconditionally committed to issue the Owner's Title Policy in accordance with the terms hereof, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

          7.4.1 Funds. Disburse all funds as follows:
                -----

               7.4.1.1 pursuant to the "Closing Statement" (as hereinafter defined), retain for Escrow Agent's own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Owner's Title Policy and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs;

               7.4.1.2 disburse to Seller an amount equal to the Purchase Price, less or plus the net debit or credit to Seller by reason of the prorations and allocations of Closing Costs provided for herein by wire transfer in accordance with Seller's instructions or, in the absence of any contrary instruction from Seller, to Seller's account at: Citibank, DE, ABA # 031100209, BNF - USF&G CO, Account No. 38594983; and

               7.4.1.3 disburse to the party who deposited the same any
                    remaining funds in the possession of Escrow Agent after payments pursuant to Sections 7.4.1.1 and 7.4.1.2 above have been completed;

          7.4.2 Recording. Cause the Deed and any other documents which the
                ---------
          parties hereto may mutually direct to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller;

          7.4.3 Delivery of Documents. Deliver: (a) to Seller (i) one original
                ---------------------
          of all documents deposited into Escrow (other than the Deed and the Non-Foreign Affidavit, and (ii) one conformed copy of each document recorded pursuant to the terms hereof; and (b) to Buyer, (i) one originals of all documents deposited into Escrow, (ii) the original Non-Foreign Affidavit and (iii) one conformed copy of each document recorded pursuant to the terms hereof; and

          7.4.4 Owner's Title Policy. Cause Title Company to issue to Buyer the
                --------------------
          Owner's Title Policy.

     7.5 Prorations.
         ----------

          7.5.1 Rentals, revenues, and other income, if any, from the Property, taxes, assessments, improvement bonds, Service Contract fees, utility costs and other expenses affecting the Property shall be prorated between Buyer and Seller as of the Closing Date based on a 365 day year. For purposes of calculating prorations, Buyer shall be deemed to be title holder of the Property, and therefore entitled to the income and responsible for the expenses, after 12:01 a.m., Central Standard time, on the Closing Date. Delinquent rentals as of the Closing Date shall not be prorated, but when paid to Buyer shall be applied and delivered by Buyer as follows: first, to the payment of rent currently due and payable, next, to any delinquent rent owing to Buyer, and third, to Seller. After the Closing, Buyer shall use commercially reasonable efforts to collect delinquent rentals on behalf of Seller, provided, however, Buyer shall have no obligation to sue or evict any tenants who are delinquent in the payment of rents. All non-delinquent real estate taxes or assessments on the Property shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Seller by the Closing Date, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all real property taxes allocable to the period prior to the Closing and Buyer shall bear all real property taxes allocable to the period from and after the Closing. If any tenant under a Lease is entitled to an allowance for tenant improvements or other Lease concession, whether pursuant to a new Lease or an expansion or renewal of an existing Lease, such allowance or concession (other than rental rate reductions) shall be allocated over the term of the Lease expansion or renewal, and prorated between Seller and Buyer on a proportional basis based on the period that such Tenant is in possession of the leased premises and making payments of rent under such Lease, expansion or renewal, so that Seller will bear all such expenses allocable to such period prior to the Closing and Buyer shall bear all expenses allocable to such period after the Closing. Any deposits held by third parties for the account of Seller in connection with the Property, including but not limited to utility deposits, shall not be prorated between the parties or transferred to Buyer but shall belong to and remain the property of Seller. If any expenses attributable to the Property and allocable to the period prior to the Closing are discovered or billed after the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all expenses allocable to the period prior to the Closing and Buyer shall bear all expenses allocable to the period from and after the Closing. The provisions of this Section 7.5.1 shall survive the Closing. To the extent that any of the Leases provide for the reconciliation of estimated operating costs paid by Tenants, Buyer shall determine such reconciliation as of the calendar year-end following the Closing Date and any amounts collected or payable by Buyer which either exceed or are less than the actual recoverable operating costs paid by Tenants, as applicable, shall be prorated between Buyer and Seller as of the Closing Date, such that amounts collected by Buyer from Tenants in reconciliation which are attributable to the period of Seller's ownership shall be reimbursed to Seller by Buyer, and amounts refundable to Tenants and which are attributable to Seller's period of ownership shall be refunded to Buyer by Seller. Buyer and Seller will settle such proration within 120 days after the actual calendar year-end reconciliation.

          7.5.2 Five (5) Business Days prior to the Closing Date, Escrow Agent shall deliver to each of the parties for their review and approval a preliminary closing statement (the "Preliminary Closing Statement")
                                              -----------------------------
          setting forth: (a) the proration amounts allocable to each of the parties pursuant to Section 7.5 hereof, and (b) the Closing Costs allocable to each of the parties pursuant to Section 7.6 hereof. Based on each of the party's comments, if any, regarding the Preliminary Closing Statement,

          Escrow Agent shall revise the Preliminary Closing Statement and deliver a final, signed version of a closing statement to each of the parties at the Closing (the "Closing Statement").
                                       -----------------

     7.6 Closing Costs. Each party shall pay its own costs and expenses arising
         -------------
     in connection with the Closing (including, without limitation, its own attorney and advisor fees), except the following costs (the "Closing
                                                                  -------
     Costs"), which shall be allocated between the parties as follows:
     -----

          7.6.1 Escrow Agent's escrow fees and costs, which shall be paid one-half (1/2) by Seller and one-half (1/2) by Buyer;

          7.6.2 the incremental cost of the basic premium of the Owner's Title Policy for coverage thereunder in excess of $9,080,000 and the cost of any endorsements or amendments to the Owner's Title Policy (other than those endorsements which Seller has agreed to pay pursuant to this Agreement), which shall be paid by Buyer;

          7.6.3 the basic premium of the Owner's Title Policy to extent of the first $9,080,000 of coverage thereunder, and the Survey, which shall be paid by Seller; and

          7.6.4 all recording fees attributed to the recordation of the Deed and any mortgage loan documentation, which shall be paid by Buyer.

     7.7 Deliveries Outside of Escrow. Seller shall deliver possession of the
         ----------------------------
     Property, subject only to the Leases and the other Permitted Exceptions, to Buyer upon the Closing. Further, Seller hereby covenants and agrees to deliver to Buyer, on or prior to the Closing, the following items:

          7.7.1 Intangible Property. The Intangible Property, including, without
                -------------------
          limitation, the original Property Documents;

          7.7.2 Personal Property. The Personal Property, including, without
                -----------------
          limitation, any and all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements; and

          7.7.3 Notices.
                -------

               7.7.3.1 Notices to Tenants. A letter, duly executed by Seller,
                       ------------------
                    dated as of the Closing Date and addressed to all Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Buyer, together with an instruction to pay all amounts due or to become due under the Leases to Buyer; and

               7.7.3.2 Service Contracts Notices. A letter to all of the vendors
                       -------------------------
                    of the Service Contracts, duly executed by Seller, dated as of the Closing Date and addressed to the Service Contract vendors, informing such vendors of the assignment of the Service Contracts to Buyer.

8.   SELLER'S REPRESENTATIONS AND WARRANTIES.
     ----------------------------------------

     Seller represents and warrants to and agrees with Buyer, as of the Execution Date and as of the Closing Date, as follows:

     8.1 Due Organization. Seller is a corporation duly organized and existing
         ----------------
     in good standing under the laws of the State of Maryland and qualified to do business in the State of Texas.

     8.2 Seller's Authority; Validity of Agreements. Seller has full right,
         ------------------------------------------
     power and authority to sell the Property to Buyer as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms hereof and thereof. This Agreement is, and all other instruments, documents and agreements to be executed and delivered by Seller in connection with this Agreement shall be, duly authorized, executed and delivered by Seller and shall be valid, binding and enforceable obligations of Seller (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and as of the Closing Date will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.

     8.3 Leases. Subject to the terms of Section 10.4 hereof, the schedule
         ------
     attached hereto as Exhibit "G" is in all material respects a true, correct
                        -----------
     and complete list of all of the Leases currently in effect and, to Seller's Knowledge, (i) the Rent Roll delivered to Buyer pursuant to Section
                                                                 -------
     4.1.1(a)(ii) is true, correct and complete in all material respects as of
     ------------
     the date thereof, and (ii) there are no leasing commissions or costs relating to the leasing of any of the Property which will be outstanding or owed at the time of the Closing (other than the payment of the remaining one-half of a leasing commission which will become owing with respect to the Lease to Pixel Magic Imaging upon such tenant's occupancy of its leased premises, the payment of which shall be Seller's responsibility. Other than the Leases (together with all amendments, modifications and guarantees thereof), Seller has not directly entered into any leases or subleases of the Property.

     8.4 Contracts. Subject to the terms of Section 10.3 hereof, except as set
         ---------
     forth on the schedule attached hereto as Exhibit "C", neither Seller nor
                                              -----------
     any of its agents has executed any service, maintenance, repair, management, supply or other contracts (including, without limitation, any service contracts) affecting the Property which would be binding on Buyer subsequent to the Closing.

     8.5 Violations of Laws. To "Seller's Knowledge" (as hereinafter defined),
         ------------------
     Seller has not received any written notices of any material violations of any laws, ordinances, orders or requirements of any governmental authority, agency or officer having jurisdiction against or affecting the Property, which have not previously been complied with.

     8.6 Litigation. (a) There are no actions, investigations, suits or
         ----------
     proceedings (other than tax appeals or protests) pending or, to Seller's knowledge, threatened in writing that have a material adverse effect on the Property, or the ownership or operation thereof, and (b) there are no judgments, orders, awards or decrees currently in effect against Seller with respect to the ownership or operation of the Property which have not been fully discharged prior to the Execution Date.

     8.7 Zoning and Condemnation. To Seller's Knowledge, there are no pending
         -----------------------
     proceedings to alter or restrict the zoning or other use restrictions applicable to the Property, or to condemn all or any portion of the Property by eminent domain proceedings or otherwise.

     8.8 Operating Statements. The operating statements for the Property
         --------------------
     delivered to Buyer pursuant to Section 4.1.1(iv) of this Agreement were prepared by Seller's manager of the Property and Seller has relied on them in the course of its business regarding the Property.

     8.9 Seller's Knowledge. As used herein, the term "Seller's Knowledge" shall
         ------------------                            ------------------
     mean the actual knowledge, without any investigation or inquiry, of Robert
     W. Cowley and Robert K. O'Leary.

     8.10 Survival. All of the representations and warranties of Seller set
          --------
     forth in this Agreement shall be true upon the Execution Date, shall be deemed to be repeated at and as of the Closing Date (except as otherwise set forth in writing to Buyer) and shall survive the delivery of the Deed and the Closing for a period of six (6) months (the "Survival Period");
                                                          ---------------
     provided, however, in no event shall Seller have any liability with respect to any of such representations or warranties except to the extent that (a) Buyer has provided written notice to Seller during the Survival Period of Seller's breach thereof, (b) Buyer did not have knowledge of such breach prior to the Closing Date, and (c) any damage resulting from such breach does not exceed, individually or in the aggregate, $100,000.00; and provided further, however, that the covenant of Seller contained in Section 8.3, with respect to the payment of the leasing commission which may become owing with respect to the Lease to Pixel Magic Imaging, shall survive the delivery of the Deed and the Closing until the termination or expiration of such Lease.

9.   BUYER'S REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

     Buyer represents and warrants to Seller, as of the Execution Date and as of the Closing Date, as follows:

     9.1 Due Organization. Buyer is a limited liability company duly organized
         ----------------
     and validly existing under the laws of the Commonwealth of Virginia.

     9.2 Buyer's Authority: Validity of Agreements. Buyer has full right, power
         -----------------------------------------
     and authority to purchase and acquire the Property from Seller as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms hereof and thereof. This Agreement is, and all instruments, documents and agreements to be executed and delivered by Buyer in connection with this Agreement shall be, duly authorized, executed and delivered by Buyer and shall be valid, binding and enforceable obligations of Buyer (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and as of the Closing Date will not, violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

     9.3 Survival. All of the representations, warranties and agreements of
         --------
     Buyer set forth in this Agreement shall be true upon the Execution Date, shall be deemed to be repeated at and as of the Closing Date (except as otherwise set forth in writing to Seller) and shall survive the delivery of the Deed and the Closing for a period of six (6) months.

10.  ADDITIONAL COVENANTS AND AGREEMENTS.
     ------------------------------------

     10.1 As-Is. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE AS FOLLOWS: (A) BUYER
          -----
     IS A SOPHISTICATED PURCHASER WHO IS FAMILIAR WITH THIS TYPE OF PROPERTY;
     (B) EXCEPT AS MAY BE SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE DEED, NEITHER SELLER NOR ANY OF ITS AGENTS, REPRESENTATIVES, BROKERS, OFFICERS, DIRECTORS, SHAREHOLDERS, OR EMPLOYEES HAS MADE OR WILL MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY; AND (C) EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE DEED, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY, CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS, DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION. SUBJECT TO THE TERMS HEREOF, BUYER WILL BE AFFORDED THE OPPORTUNITY TO MAKE ANY AND ALL INSPECTIONS OF THE PROPERTY AND SUCH RELATED MATTERS AS BUYER MAY REASONABLY DESIRE AND, ACCORDINGLY, BUYER WILL RELY SOLELY ON ITS OWN DUE DILIGENCE AND INVESTIGATIONS IN PURCHASING THE PROPERTY.

     10.2 Changes in Conditions. Subject to the provisions of Section 11 of this
          ---------------------                               ----------
     Agreement, if, prior to the Closing, Seller becomes aware that any representation or warranty set forth in this Agreement which was true and correct on the Execution Date has become incorrect in a material and adverse respect due to changes in conditions outside of the control of Seller or the discovery by Seller of information of which Seller was unaware on the Execution Date, the same shall not constitute a breach by Seller of any of its representations or warranties set forth herein or be deemed to be a default by Seller in its obligations under this Agreement, but Seller shall promptly notify Buyer thereof and may, at Seller's option, undertake to cure or correct the material and adverse effect thereof, and the representations and warranties set forth herein which are to be remade and reaffirmed by Seller at the Closing shall be supplemented by such new information; provided, however, that Buyer shall have the option to terminate this Agreement upon written notice to Seller and Escrow Agent if Seller fails to cure or correct such material and adverse effect by the Closing Date, in which event Escrow Agent shall return the Deposit to Buyer and the parties shall equally share the cancellation charges of Escrow Agent and Title Company, if any.

     10.3 Service and Management Contracts. Seller shall not enter into any new
          --------------------------------
     service or management contract or renew or replace any existing service or management contract in respect of the Property without Buyer's prior written consent unless the same shall be cancellable without premium or penalty upon not more than thirty (30) days' notice from the owner of the Property. Any existing agreement for the management of the Property shall be terminated effective as of the Closing Date.

     10.4 Leases. Seller shall not (a) enter into any new Lease or modify,
          ------
     extend, renew or replace any existing Lease without Buyer's prior written consent (which consent may be withheld in Buyer's sole discretion) following the day which is three (3) days prior to the expiration of the Due Diligence Period, or (b) following the expiration of the Due Diligence Period, apply or retain any security deposit (or portion thereof) with respect to any tenant under a Lease who will continue in occupancy as a tenant on the Closing Date, except with the written consent of Buyer (which consent shall not be unreasonably withheld or delayed). Prior to the expiration of the Due Diligence Period, Seller shall give notice to Buyer of (i) any new Lease or modification or extension of any existing Lease which occurs during the Due Diligence Period, and provide to Buyer a copy thereof, and (ii) any application or retention of any security deposit (or portion thereof) made with respect to any tenant under a Lease.

11.  RISK OF LOSS.
     ------------

     11.1 Condemnation. If, prior to the Closing, all or any "Material Portion"
          ------------
     (as hereinafter defined) of the Property is taken by condemnation or eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement upon written notice to Seller given not later than thirty (30) days after receipt of such notice from Seller. Upon such termination, Escrow Agent shall return the Deposit to Buyer, which shall be distributed to Seller, the parties shall equally share the cancellation charges of Escrow Agent and Title Company, if any, and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement. Buyer shall have no right to terminate this Agreement as a result of any taking of any portion of the Property that is not a Material Portion. If Buyer does not elect or has no right to terminate this Agreement, Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and keep, all awards for the taking by condemnation and Buyer shall be deemed to have accepted the Property subject to the taking without reduction in the Purchase Price. As used herein, the term "Material Portion" shall mean (a) any portion having
                            ----------------
     a value in excess of $300,000.00, or (b) any taking which reduces the parking available to the Property to be less than that required under the Leases (if any) or under applicable zoning laws. The provisions of this
     Section 11.1 shall survive the Closing.

     11.2 Casualty. Prior to the Closing and notwithstanding the pendency of
          --------
     this Agreement, the entire risk of loss or damage by earthquake, flood, landslide, fire, "Environmental Contamination" (as hereinafter defined) or other casualty shall be borne and assumed by Seller. If, prior to the Closing, any "Material Damage" (as hereinafter defined) occurs to any portion of the Property as a result of any earthquake, flood, landslide, fire, Environmental Contamination or other casualty, Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement in the same manner as provided in
     Section 11.1 above upon written notice to Seller given not later than thirty (30) days after receipt of any such notice from Seller. Buyer shall have no right to terminate this Agreement as a result of any damage or destruction of any portion of the Property that does not constitute Material Damage. If Buyer does not elect or has no right to terminate this Agreement, Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, any insurance proceeds payable with respect to such damage or destruction (which shall then be repaired or not at Buyer's option and cost) together with the amount of the deductible payable by Seller in connection therewith (which shall be credited to Buyer against the payment of the Purchase Price at Closing), and the parties shall proceed to the Closing pursuant to the terms hereof without modification of the terms of this Agreement. If Buyer does not elect or has no right to terminate this Agreement by reason of any casualty, Buyer shall have the right to participate in any adjustment of the insurance claim. As used herein, the term "Environmental Contamination means the disposal, leaking
                       ---------------------------
     or other presence or release into the environment of any chemicals, pollutants, contaminants, wastes or toxic or hazardous substances in, at, on, under or about the Property, from any location, forming the basis of a violation of any applicable federal, state or local law or regulation relating to pollution or protection of the environment. As used herein, the term "Material Damage" shall mean damage or destruction (a) the cost of
           ---------------
     repair or remediation of which exceeds $300,000.00, or (b) entitles any Major Tenant to terminate its Lease.

12.  REMEDIES.
     --------

     12.1 Liquidated Damages. IN THE EVENT THAT THE ESCROW AND THIS TRANSACTION
          ------------------
     FAIL TO CLOSE AS A RESULT OF THE DEFAULT OF BUYER IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, BUYER AND SELLER AGREE THAT SELLER'S ACTUAL DAMAGES WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX. THE PARTIES THEREFORE AGREE THAT IN THE EVENT THAT THE ESCROW AND THIS TRANSACTION FAIL TO CLOSE AS A RESULT OF THE DEFAULT OF BUYER IN

     THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, SELLER, AS SELLER'S SOLE AND EXCLUSIVE REMEDY, IS ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT. IN THE EVENT THAT THE ESCROW FAILS TO CLOSE AS A RESULT OF BUYER'S DEFAULT, THEN (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF BUYER AND SELLER HEREUNDER AND THE ESCROW CREATED HEREBY SHALL TERMINATE, (B) ESCROW AGENT SHALL, AND IS HEREBY AUTHORIZED AND INSTRUCTED TO, RETURN PROMPTLY TO BUYER AND SELLER ALL DOCUMENTS AND INSTRUMENTS TO THE PARTIES WHO DEPOSITED THE SAME, (C) ESCROW AGENT SHALL DELIVER THE DEPOSIT TO SELLER PURSUANT TO SELLER'S INSTRUCTIONS, AND THE SAME SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES, AND (D) ALL TITLE AND ESCROW CANCELLATION CHARGES, IF ANY, SHALL BE CHARGED TO BUYER; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT LIMIT SELLER'S RIGHTS OR REMEDIES WITH RESPECT TO (1) THE OBLIGATIONS OF BUYER UNDER SECTIONS 4 AND 13 HEREOF AND (2) THOSE RIGHTS AND OBLIGATIONS THAT, BY THEIR TERMS, SURVIVE THE TERMINATION OF THIS AGREEMENT.

     12.2 Default by Seller. In the event that the Closing fails to occur as a
          -----------------
     result of the default of Seller in the performance of its obligations under this Agreement, then, upon notice by Buyer to Seller and Escrow Agent to that effect, (a) Escrow Agent shall return the Deposit to Buyer and (b) Buyer shall, as its sole remedy, elect to either (i) terminate this Agreement, in which event Seller shall reimburse Buyer for its reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred in connection with the negotiation of this Agreement and Buyer's due diligence efforts (provided that the amount of such reimbursement shall not exceed $25,000.00) or (ii) seek the specific performance of this Agreement. Notwithstanding anything to the contrary contained herein, neither Seller nor Buyer shall be in default with respect to any of its obligations hereunder unless and until
     (y) it receives written notice from the other party specifying such default and (z) it fails to cure such default within five (5) Business Days after receipt of such notice.

13.  BROKERS.
     -------

     Buyer and Seller each hereby represent, warrant to and agree with each other that it has not had, and shall not have, any dealings with any third party to whom the payment of any broker's fee, finder's fee, commission or other similar compensation ("Commission") shall or may become due or payable in
                       ----------
connection with the transaction contemplated hereby, other than (a) Transwestern Commercial Services (the "Broker") and Triple Net Properties Realty, Inc.
                          ------
("Buyer's Broker"). Seller hereby agrees to pay any Commission due and payable
  --------------
to the Broker in connection with the transaction contemplated hereby pursuant to its separate agreement with the Broker, and to pay to Buyer's Broker at the Closing a commission of $250,000.00, provided, however, in no event shall Buyer's Broker be entitled to payment of a Commission if the Closing shall fail to occur for any reason. Seller shall indemnify, defend, protect and hold Buyer harmless from and against any and all Claims incurred by Buyer by reason of any breach or inaccuracy of the representation, warranty and agreement of Seller contained in this Section 13. Buyer shall indemnify, defend, protect and hold Seller harmless from and against any and all Claims incurred by Seller by reason of any breach or inaccuracy of the representation, warranty and agreement of Buyer contained in this Section 13. The provisions of this Section 13 shall survive the Closing or earlier termination of this Agreement.

14.  MISCELLANEOUS PROVISIONS.
     -------------------------

     14.1 Governing Law. This Agreement and the legal relations between the
          -------------
     parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.

     14.2 Entire Agreement. This Agreement, including the exhibits attached
          ----------------
     hereto, constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

     14.3 Modification; Waiver. No supplement, modification, waiver or
          --------------------
     termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     14.4 Notices. All notices, consents, requests, reports, demands or other
          -------
     communications hereunder (collectively, "Notices") shall be in writing and
                                              -------
     may be given personally, by registered or certified mail, by telecopy or by Federal Express (or other reputable overnight delivery service)

     To Buyer:           Triple Net Properties, L.L.C.
                         1551 North Tustin Avenue
                         Suite 650
                         Santa Ana, CA 92705
                         Attention: Anthony W. Thompson
                         Telephone: (714) 667-8252
                         Telecopy:  (714) 667-6860

     With a copy to:     Hirschler Fleischer
                         The Federal Reserve Bank Building
                         701 E. Byrd Street
                         Richmond, VA 23219
                         Attention: Louis J. Rogers
                         Telephone: (804) 771-9567
                         Telecopy:  (804) 644-0957

     To Seller:          United States Fidelity and Guaranty Company
                         c/o St. Paul Properties, Inc.
                         385 Washington St. MC 511A
                         St. Paul, MN 55102
                         Attention: Mr. Robert O'Leary
                         Telephone: (651)310-6095
                         Telecopy: (651) 310-2124

     With a copy to:     Jackson Walker L.L.P.
                         112 E. Pecan Street, Suite 2100
                         San Antonio, Texas 78205
                         Attn: Eileen E. Sommer
                         Telephone: (210) 978-7784
                         Telecopier: (210) 978-7790

     To Escrow Agent:    Commonwealth Land Title Insurance Company
                         350 Commerce, Suite 150
                         Irving, CA 92602
                         Attention: Michelle Mesh
                         Telephone: (714) 368-3209
                         Telecopy: (714) 835-4201

     or to such other address or such other person as the addressee party shall have last designated by notice to the other party. All Notices shall be deemed to have been given when received. All Notices given by telecopy shall be followed by the delivery of a hard copy of such Notice, provided that such Notice shall be deemed to have been given when received by telecopy.

     14.5 Expenses. Subject to the provision for payment of the Closing Costs in
          --------
     accordance with the terms of Section 7.6 hereof and any other provision of this Agreement, whether or not the transaction contemplated by this Agreement shall be consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

     14.6 Assignment. Neither all nor any portion of either party's interest
          ----------
     under this Agreement may be sold, assigned, encumbered, conveyed, or otherwise transferred, whether directly or indirectly, voluntarily or involuntarily, or by operation of law or otherwise (including, without limitation, by a transfer of interests in such party) (collectively, a "Transfer"), without the prior written consent of the other party hereto,
      --------
     which consent may be granted or denied in its sole and absolute discretion. Any attempted Transfer without such consent Shall be null and void. No Transfer, whether with or without consent, shall operate to release the party requesting a Transfer or alter such party's primary liability to perform its obligations under this Agreement. Notwithstanding the foregoing, Buyer shall have the right, power and authority to assign all or any portion of this Agreement or its rights hereunder or to delegate any duties or obligations rising under this Agreement, voluntarily or involuntarily, or by operation of law, without Seller's consent, to either an affiliate of Buyer or an entity managed by Buyer; provided, however, that no such assignment or delegation shall relieve Buyer of its obligations or liabilities under this Agreement.

     14.7 Severability. Any provision or part of this Agreement which is invalid
          ------------
     or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

     14.8 Successors and Assigns, Third Parties. Subject to and without waiver
          -------------------------------------
     of the provisions of Section 14.6 hereof, all of the rights, duties, benefits, liabilities and obligations of the parties shall inure to the benefit of, and be binding upon, their respective successors and assigns, Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     14.9 Counterparts. This Agreement may be executed in as many counterparts
          ------------
     as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     14.10 Headings. The section headings of this Agreement are for convenience
           --------
     of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

     14.11 Time of Essence. Time shall be of the essence with respect to all
           ---------------
     matters contemplated by this Agreement.

     14.12 Further Assurances. In addition to the actions recited herein and
           ------------------
     contemplated to be performed, executed, and/or delivered by Seller and Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to consummate the transaction contemplated hereby. The provisions of this Section 14.12 shall survive the Closing.

     14.13 Number and Gender. Whenever the singular number is used, and when
           -----------------
     required by the context, the same includes the plural, and the masculine gender includes the feminine and neuter genders.

     14.14 Construction. This Agreement shall not be construed more strictly
           ------------
     against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

     14.15 Exhibits. All exhibits attached hereto are hereby incorporated by
           --------
     reference as though set out in full herein.

     14.16 Attorneys' Fees. In the event that either party hereto brings an
           ---------------
     action or proceeding against the other party to enforce or interpret any of the covenants, conditions, agreements or provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all costs and expenses of such action or proceeding, including, without limitation, attorneys' fees, charges, disbursements and the fees and costs of expert witnesses.

     14.17 Business Days. As used herein, the term "Business Day" shall mean a
           -------------                            ------------
     day that is not a Saturday, Sunday or legal holiday in San Antonio, Texas. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday, the date for performance thereof shall be extended to the next Business Day.

     14.18 Early Termination. In the event that this Agreement is terminated
           -----------------
     pursuant to the terms hereof, this Agreement and all of the provisions hereof shall be of no further force or effect and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement.

     14.19 Waiver of Known Defaults. Notwithstanding anything to the contrary
           ------------------------
     contained herein, in the event that either party hereto has actual knowledge of the default of the other party (a "Known Default"), but
                                                     -------------
     nonetheless elects to consummate the transaction contemplated hereby and proceeds to Closing, then the rights and remedies of the non-defaulting party shall be waived with respect to any such Known Default upon the Closing and the defaulting party shall have no liability with respect thereto.

     14.20 DTPA WAIVER. BUYER HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER
           ------------
     THE TEXAS DECEPTIVE TRADE PRACTICES AND CONSUMER PROTECTION ACT (SECTION
     17.41 ET. SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, EXCEPT SECTION 17.555 THEREOF. BUYER WARRANTS AND REPRESENTS TO SELLER THAT BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, THAT IT IS REPRESENTED BY LEGAL COUNSEL OF ITS OWN SELECTION, THAT IT IS A BUSINESS CONSUMER WITH ASSETS OF $25,000,000 OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND THAT BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF A TRANSACTION, AND THAT IT VOLUNTARILY CONSENTS TO THIS WAIVER AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION.

     14.21 Texas Real Estate License Act. The Texas Real Estate License Act
           -----------------------------
     requires written notice to Buyer that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Buyer.

     14.22 Exchange. At the exchanging party's sole cost and expense, Seller
           --------
     and/or Buyer may structure and consummate the sale and/or purchase of the Property as part of a like-kind exchange (an "Exchange") intended to qualify under (S) 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller and/or Buyer shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Seller and/or Buyer shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating the other party's Exchange. Seller and/or Buyer shall cooperate fully and promptly with the other party's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by the exchanging party. If Seller and/or Buyer uses a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller and/or Buyer hereunder shall not relieve, release or absolve its obligations to the other party. Seller and/or Buyer shall indemnify and hold harmless the other party from and against any and all liability arising from and out of their respective Exchanges.

     14.23 Confidentiality. Buyer and/or Seller shall not disclose the terms and
           ---------------
     conditions contained in this Agreement, shall keep the same confidential, provided that Buyer and/or Seller may disclose the terms and conditions of this Agreement (i) as required by law, (ii) to consummate the terms of this Agreement, or any financing relating thereto, or (iii) to Buyer's and/or Seller's lenders, attorneys and accountants.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BUYER:

                                    Triple Net Properties, L.L.C.,
                                    a Virginia limited liability company


                                    By: /s/ Anthony W. Thompson
                                        ----------------------------------------
                                        Anthony W. Thompson
                                        President


                                    SELLER:

                                    United States Fidelity and Guaranty Company, a Maryland corporation


                                    By:
                                        ----------------------------------------
                                        Robert O'Leary
                                        Authorized Signatory

     14.22 Exchange. At the exchanging party's sole cost and expense, Seller
           --------
     and/or Buyer may structure and consummate the sale and/or purchase of the Property as part of a like-kind exchange (an "Exchange") intended to qualify under (S) 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller and/or Buyer shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Seller and/or Buyer shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating the other party's Exchange. Seller and/or Buyer shall cooperate fully and promptly with the other party's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by the exchanging party. If Seller and/or Buyer uses a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller and/or Buyer hereunder shall not relieve, release or absolve its obligations to the other party. Seller and/or Buyer shall indemnify and hold harmless the other party from and against any and all liability arising from and out of their respective Exchanges.

     14.23 Confidentiality. Buyer and/or Seller shall not disclose the terms and
           ---------------
     conditions contained in this Agreement, shall keep the same confidential, provided that Buyer and/or Seller may disclose the terms and conditions of this Agreement (i) as required by law, (ii) to consummate the terms of this Agreement, or any financing relating thereto, or (iii) to Buyer's and/or Seller's lenders, attorneys and accountants.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BUYER:

                                    Triple Net Properties, L.L.C.,
                                    a Virginia limited liability company


                                    By:
                                        ----------------------------------------
                                        Anthony W. Thompson
                                        President


                                    SELLER:

                                    United States Fidelity and Guaranty Company, a Maryland corporation


                                    By: /s/ Robert O'Leary
                                        ----------------------------------------
                                        Robert O'Leary
                                        Authorized Signatory

ESCROW AGENT:

The undersigned Escrow Agent hereby accepts the foregoing Purchase and Sale Agreement and agrees to act as Escrow Agent under this Agreement in strict accordance with its terms.

Commonwealth Land Title Insurance Company


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                                LIST OF EXHIBITS
                                ----------------

EXHIBIT "A"   LEGAL DESCRIPTION

EXHIBIT "B"   SPECIAL WARRANTY DEED

EXHIBIT "C"   SCHEDULE OF SERVICE CONTRACTS

EXHIBIT "D"   ASSIGNMENT OF LEASES

EXHIBIT "E"   BILL OF SALE

EXHIBIT "F"   NON-FOREIGN AFFIDAVIT

EXHIBIT "G"   SCHEDULE OF LEASES

EXHIBIT "H"   MAJOR TENANTS

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION

FEE TRACTS:
-----------

TRACT I: A 2.034 acre, or 88,621 square feet, tract of land, more or less, out of Lots 11, 12 and 13, of New City Block 12167 of the City of San Antonio, Bexar County, Texas, out of the plat attached to deed recorded in Volume 2298, Page 532 of the Deed Records of Bexar County, Texas, said 2.034 acres being more particularly described in Exhibit "A-1", attached hereto and made a part hereof.

TRACT II: Lot 14, New City Block 12168, NBC 2 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9502, Pages 86-87, Deed and Plat Records of Bexar County, Texas.

TRACT III: Lot 15, New City Block 12168, NBC 2 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9502, Pages 86-87, Deed and Plat Records of Bexar County, Texas.

EASEMENT TRACT:
---------------

TRACT IV: The easement rights provided by instrument recorded in Volume 2671, Page 1124, Real Property Records of Bexar County, Texas, as further conveyed by instrument recorded in Volume 7368, Page 851, Real Property Records of Bexar County, Texas, over and across a 0.241 acre, or 10,502 square foot, tract of land out of Lot 13, New City Block 12168, NBC 1 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9400, Page 134, Deed and Plat Records of Bexar County, Texas, said 0.241 acre tract being more particularly described in Exhibit "A-2", attached hereto and made a part hereof.

                                                              EXHIBIT A - Page 1

                                  EXHIBIT "A-1"
                                  -------------

                                     TRACT I

     BEGINNING at a 1/2 inch iron rod with yellow cap marked "Pape-Dawson" found in the northwest right-of-way line of Vicar Drive, at this point being 55' in width, for the south corner of said Lot 11;

     THENCE North 51DEG.15'44" West, departing said northwest line at 5.00' past the East corner of Lot 26, New City Block 12167, Business Center Subdivision as recorded in Volume 5580, Page 106 of the Deed and Plat Records of Bexar County, Texas, in all a distance of 266.07' to a set 1/2 inch iron rod with Vickrey & Associates property cap in the easterly line of Perrin-Beitel Creek, a variable width drainage right-of-way as shown on the plat of Harry Kirsner Subdivision, recorded in Volume 9300, Page 106 of said Records, for the northeast corner of said Lot 26, the northwest corner of said Lot 11;

     THENCE North 05DEG.01'55" West, a distance of 126.05' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northwest corner of said Lot 12, the northeast corner of said Lot 11;

     THENCE North 11DEG. 22' 51" West, a distance of 65.47' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northernmost corner of said Lot 12, an angle point of said drainage right-of-way;

     THENCE North 89DEG.24'48" East, continuing along and with said drainage right-of-way, a distance of 79.66' to a found 3/4 inch iron rod for the southwest corner of Lot 4, New City Block 12168, N. E. Loop 410 Subdivision, as recorded in Volume 7800, Page 60 of the aforementioned Records, for the northeast corner of said Lot 12, the northwest corner of said Lot 13;

     THENCE South 89DEG.47'14" East, departing said right-of-way, along and with the common line of said Lots 4 and 13, a distance of 152.88' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northwest corner of Lot 36, New City Block 12167, Austin Highway/Vicar Dr. Subdivision, Unit II as recorded in Volume 8200, Page 128 of said Records, same being the northeast corner of said Lot 13;

     THENCE South 51DEG.34'15" East, along the common line of Lots 36 and 13, at a distance of 208.29' past the southwest corner of said Lot 36, in all a distance of 213.29' to a set 1/2 inch iron rod with Vickrey & Associates property corner cap in the northwesterly right-of-way line of Vicar Drive for the southeast corner of said Lot 13;

     THENCE South 36DEG.53'51" West, 280.00' along said northwesterly right-of-way line of Vicar Drive to the POINT OF BEGINNING and containing 2.034 acres (88,621 square feet) of land.

                                                              EXHIBIT A - Page 2

                                  EXHIBIT "A-2"
                                  -------------

                               TRACT IV (EASEMENT)

     BEGINNING at a found "x" in concrete in the east right-of-way line of Perrin-Beitel Road (a variable right-of-way) at the south most corner of said Lot 13;

     THENCE N 13DEG.03'31" W,12.50' along the east right-of-way line of Perrin-Beitel Road to a set 1/2" iron rod with a Vickrey & Associates property end cap;

     THENCE, N 76DEG.56'29" E, 304.20' to a set 1/2 iron rod with a Vickrey & Associates property end cap;

     THENCE N 13DEG.03'31" W, 205.00' to a set 1/2" iron rod with a Vickrey & Associates property end cap;

     THENCE S 76DEG.56'29" W, 305.98' to a point in the east right-of-way line of said Perrin-Beitel Road and a set 1/2" iron rod with a Vickrey & Associates property end cap;

     THENCE N 13DEG.03'31" W, 12.50' along the east right-of-way line of Perrin-Beitel Road to a set 1/2" iron rod with a Vickrey & Associates property end cap;

     THENCE N 76DEG.56'29" E, 318.48' along the northwest line of said Lot 13 to a found nail and cap;

     THENCE S 13DEG.03'31" E, 230.00' along the northeast line of said Lot 13 to a found nail and cap;

     THENCE S 76DEG.56'29" W, 316.70' along the southeast line of said Lot 13 to the POINT OF BEGINNING and containing 0.241 acres (10,502 sq. ft.) of land.

                                                              EXHIBIT A - Page 3

                                   EXHIBIT "B"
                                   -----------

                              SPECIAL WARRANTY DEED

THE STATE OF TEXAS            (S)
                              (S)
COUNTY OF BEXAR               (S)

     That UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and
  -------
other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Grantee"), its successors and assigns forever, all those
                    -------
certain lots, tracts or parcels of land in Bexar County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by
                          ---------
this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");
                                                 --------

     EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly
                        ---------
existing and applicable to the Property (the "Permitted Encumbrances")
                                              ----------------------

     TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

     In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to adjacent streets, alleys, rights-of-way and strips and gores of land abutting or adjoining the Property.

     EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY, CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE

                                                               EXHIBIT B -Page 1

PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS, DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

     Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2001 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

Grantee's address:
                   -----------------------

                   -----------------------

     Executed as of         day of                      , 2001.
                    -------        ---------------------

                                             UNITED STATES FIDELITY AND GUARANTY
                                             COMPANY, a Maryland corporation


                                             By:
                                                 ----------------------------
                                                 Name:
                                                      -----------------------
                                                 Title:
                                                       ----------------------

THE STATE OF                      (S)
            -----------------
                                  (S)
COUNTY OF                         (S)
          -------------------

     This instrument was acknowledged before me on the          day
                                                       -------
of                      , 2001 by
   ---------------------          ----------------------------------------------
of United States Fidelity and Guaranty Company, a Maryland corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the        day of
                                                     ------        -------------
, 2001.


                               -------------------------------------------------
                               Notary Public in and for the State of
                                                                     -----------

                                                               EXHIBIT B -Page 2

                                   EXHIBIT "C"
                                   -----------

                          SCHEDULE OF SERVICE CONTRACTS

--------------------------------------------------------------------------------
                                 Titan Building
                            Vendor Contracts Listing
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Contract     Contract
Vendor                                Type of Service       Start Date   End Date    Description
-----------------------------------------------------------------------------------------------------------------------------------
2 Gus Enterprise                   Pressure Washing         01/01/00                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Cancelable with written notice 30 days before
ADT Security Systems               Fire alarm               06/01/01     05/31/02    anniversary date.
-----------------------------------------------------------------------------------------------------------------------------------
Bill Jerman                        Security Patrol-Bys      01/12/93                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
Brandt Engineering Co., Inc.       HVAC Maintenance         07/01/94                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
Burns International Security Svc   Security                 02/15/98                 Cancelable with 90 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Cancelable with written notice 30 days before
Ex-Pest Exterminators, Inc.        Pest Control             03/03/97                 anniversary date.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Cancelable with written notice 30 days before
Grounds Control, Inc.              Exterior Landscaping     01/01/95                 anniversary date.
-----------------------------------------------------------------------------------------------------------------------------------
                                   Interior Landscaping
                                   Lease & Maint.
Plant Interscapes, Inc.            Agreement                08/17/99                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     NO CONTRACT ON FILE. We will sign a new
                                   Janitorial Service and                            one with current rates once building sells (or
Sanitors, Inc.                     Day Porter                                        doesn't).
-----------------------------------------------------------------------------------------------------------------------------------
Thyssen Dover Elevator, Inc.       Elevator Maintenance     03/01/96                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
Waste Management                   Refuse Removal           04/30/01                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------
Worth Hydrochem                    Water Treatment          04/30/96                 Cancelable with 30 days written notice.
-----------------------------------------------------------------------------------------------------------------------------------

                                                               EXHIBIT C -Page 1

                                   EXHIBIT "D"
                                   -----------

                              ASSIGNMENT OF LEASES

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF BEXAR      (S)

     UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation ("Seller"), hereby transfers, assigns and sets over unto TRIPLE NET PROPERTIES,
  ------
L.L.C., a Virginia limited liability company ("Buyer"), all of Seller's right,
                                               -----
title and interest, if any, in and to any and all leases and occupancy agreements (the "Leases") with tenants demising space in the premises briefly
                 ------
described as 8200 Perrin Beitel and 2700 N.E. Loop 410, San Antonio, Texas, and being further described in Exhibit A attached hereto and made a part hereof for
                           ---------
all purposes. The Leases are more particularly described on the rent roll attached hereto as Exhibit B and made a part hereof for all purposes.
                   ---------

     TO HAVE AND TO HOLD the Leases, subject to all exceptions (collectively, the "Permitted Exceptions") set forth in that certain special warranty deed
     --------------------
dated of even date hereof executed by Seller to Buyer, together with any and all security and other tenant deposits and rights and appurtenances thereto in anywise belonging to Seller, unto Buyer, its successors, legal representatives and assigns FOREVER.

     Seller agrees to reimburse Buyer for any loss, cost, damage or expense arising from or in connection with any liabilities or obligations of the landlord under the Leases, including any liability for the payment of leasing or other commissions attributable thereto, arising during Seller's period of ownership (but not prior thereto), and Seller shall be solely liable for such liabilities and obligations.

     Buyer assumes all Seller's obligations and liabilities under the Leases from and after the date hereof, acknowledged receipt and sole liability for the return of all security and other tenant deposits, and agrees to reimburse Seller for any loss, cost, damage or expense arising from or in connection with any liabilities or obligations of the landlord under the Leases, including any liability for the payment of leasing or other commissions attributable thereto, arising from and after the date hereof, and Buyer shall be solely liable for such liabilities and obligations. This instrument may be executed in multiple counterparts, each of which shall constitute one and the same instrument.

                                                              EXHIBIT D - Page 1

     IN WITNESS WHEREOF, this instrument has been executed as of (but not
necessarily on) this         day of                      , 2001.
                     -------        ---------------------

                                       SELLER:
                                       ------

                                       UNITED STATES FIDELITY AND GUARANTY
                                       COMPANY, a Maryland corporation


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       BUYER:
                                       -----

                                       TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                              EXHIBIT D - Page 2

                                   EXHIBIT "E"
                                   -----------

                     BILL OF SALE, ASSIGNMENT AND ASSUMPTION

     This BILL OF SALE, ASSIGNMENT AND ASSUMPTION (this "Bill of Sale") is made
                                                         ------------
and entered into as of the                day of                    , 2001, by
                           --------------        -------------------
and between UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation ("Seller"), and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability
  ------
company ("Buyer").
          -----

                                 R E C I T A L S

     WHEREAS, Seller is the owner of that certain real property located in the City of San Antonio, County of Bexar, State of Texas (the "Real Property"), as
                                                           -------------
more particularly described on Exhibit A attached hereto and incorporated herein by reference for all purposes; and

     WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale
Agreement, dated as of November     , 2001 (the "Purchase Agreement"), with
                                ----             ------------------
respect to, among other things, the acquisition of the "Personal Property" and the "Intangible Property" (each as defined below), and certain other property; and

     WHEREAS, the Purchase Agreement requires Seller to convey all of Seller's right, title and interest in, to and under the Personal Property and the Intangible Property to Buyer.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees as follows:

                                A G R E E M E N T

     1. Unless the context otherwise requires, all capitalized terms used, but not otherwise defined herein, shall have the meanings set forth for the same in the Purchase Agreement.

     2. Seller does hereby unconditionally, absolutely, and irrevocably grant, bargain, sell, transfer, assign, convey, set over and deliver unto Buyer all of Seller's right, title and interest, if any, in and to the following, and Buyer does hereby expressly assume, for itself and its successors, assigns and legal representatives, all of Seller's obligations and liabilities, if any, fixed and contingent, arising under the following:

          a. that certain tangible personal property, machinery, equipment and supplies owned by Seller and situated at the Real Property and used by Seller exclusively in connection with the use, operation, maintenance or repair of all or any portion of the Real Property as of the Closing Date, including, without limitation, all of the personal property described on Exhibit "C" attached hereto (collectively, the "Personal Property"); and
                                                     -----------------

          b. that certain intangible property owned by Seller and used by Seller exclusively in connection with all or any portion of the Real Property and/or the Personal

                                                              EXHIBIT E - Page 1

     Property, including, without limitation, all of Seller's right, title and interest, if any, in and to: (i) the Service Contracts, all books, records, reports, test results, environmental assessments, if any, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of all or any portion of the Real Property and/or the Personal Property; (ii) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting all or any portion of the Real Property and/or Personal Property; and (iii) all transferable guarantees, warranties and utility contracts relating to all or any portion of the Real Property (collectively, the "Intangible Property" and, together with the Personal Property, the
      -------------------
     "Property").
      --------

     3. The Property has been purchased by Buyer AS IS, WHERE IS and WITH ALL FAULTS and Seller has not made, does not make, and hereby disclaims any representations or warranties, expressed or implied, in this conveyance, or otherwise, as to the quality, physical condition, assignability, title, or value of the Property, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     4. Buyer expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder. Buyer further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on or after the date hereof. Seller further agrees to indemnify, defend and hold Buyer harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising prior to the date hereof.

     5. This Bill of Sale may be executed in multiple counterparts, each of which shall be deemed an original but together shall constitute one and the same instrument.

     6. This Bill of Sale shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     7. This Bill of Sale and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.

                                                              EXHIBIT E - Page 2

     IN WITNESS WHEREOF, this instrument has been executed as of (but not
necessarily on) this          day of              , 2001.
                     --------        -------------

                                       SELLER:
                                       ------

                                       UNITED STATES FIDELITY AND GUARANTY
                                       COMPANY, a Maryland corporation


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       BUYER:
                                       -----

                                       TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                              EXHIBIT E - Page 3

                                   EXHIBIT "F"
                                   -----------

                              NON-FOREIGN AFFIDAVIT

THE STATE OF                              (S)
             -----------------------
                                          (S)
COUNTY OF                                 (S)
          --------------------------

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company ("Transferee"), that withholding of tax is not required upon the
          ----------
disposition of a U.S. real property interest by UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation, ("Transferor"), Transferor hereby
                                            ----------
certifies the following:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.   Transferor's U.S. employer identification number is: 52-0515280; and

     3. Transferor's office address is c/o The St. Paul Companies, Inc., 385 Washington St., St. Paul MN 55102

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and believe it is true, correct and complete, and I further declare that I have authority to sign this document.

                                                              EXHIBIT F - Page 1

     IN WITNESS WHEREOF, this Affidavit has been executed as of (but not
necessarily on) this            day of              , 2001.
                     ----------        -------------

                                       SELLER:

                                       UNITED STATES FIDELITY AND GUARANTY
                                       COMPANY, a Maryland corporation


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

     SWORN TO AND SUBSCRIBED before me this         day of                     ,
                                            -------        --------------------
2001.


                                       -----------------------------------------
                                       Notary Public, State of
                                                               -----------------

My Commission Expires:                 Notary's Name Printed:


------------------------------------   -----------------------------------------

                                                              EXHIBIT F - Page 2

                                   EXHIBIT "G"
                                   -----------

                               SCHEDULE OF LEASES

------------------------------------------------------------------------------------------------------------------
SUITE            TENANT                                           LEASE VERBIAGE
------------------------------------------------------------------------------------------------------------------
245     Braeselton Construction       Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Braeselton Construction Company) Effective Date: 10/11/1999
------------------------------------------------------------------------------------------------------------------
360     Broadwing Communication       Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Broadwing Communications, Inc.) Effective Date: 01/18/2000
------------------------------------------------------------------------------------------------------------------
340     Chicago Title Insurance       Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Chicago Title Insurance Company) Effective Date: 03/01/1999
                                      First Amendment: This First Amendment to Lease is made and entered into by and between United States Fidelity and Guaranty Company (hereinafter referred to as "Landlord"), Chicago Title Insurance Company (hereinafter referred to as "Tenant") Effective Date: October 23, 2001
------------------------------------------------------------------------------------------------------------------
695     Christus Primary Carenet/     Lease Agreement is made as of the Effective Date (defined herein) by and
        Alamo Mental Health Group     between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Christus Primary CareNet of Texas, L.L.C.) Effective Date:
                                      06/08/1999
------------------------------------------------------------------------------------------------------------------
250     Elizabeth Ames Jones          This lease is entered into between United States Fidelity & Guaranty
                                      Company, herein referred to as Lessor, and the Committee on House
                                      Administration of the House of Representatives of the State of Texas, herein referred to as Lessee, for the benefit of Elizabeth Ames Jones, a member of the House of Representatives of the State of Texas, herein referred to as
                                      Member. Effective 03/05/01 (Owners usual Lease Agreement was voided and replaced with a lease agreement provided by the State of Texas)
------------------------------------------------------------------------------------------------------------------
330     EZ Packing Graphics           Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (American EZ Type, Inc.) Effective Date: 10/16/1996
                                      First Amendment:"...16th day of October, 1996, United States Fidelity and
                                      Guaranty Company through its predecessor in interest, as Landlord, and E-Z
                                      Packaging Graphics, Inc., Through its predecessor in interest, as Tenant..."
------------------------------------------------------------------------------------------------------------------
620     Hall Management Seniors       Lease Agreement is made as of the Effective Date (defined herein) by and
        2000                          between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Hall Management Group, Inc. dba Seniors
                                      2000) Effective Date: 11/03/2000
------------------------------------------------------------------------------------------------------------------
210     Inventiva, Inc.               Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Inventive, Inc., a Texas corporation)
------------------------------------------------------------------------------------------------------------------
616     Jeff Heinke Design            Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Jeffrey Heinke Design) Effective Date:
                                      05/18/2000
------------------------------------------------------------------------------------------------------------------
235     Katz Oil Company              Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Katz Oil Company) Effective Date: 10/16/1996.
                                      First Amendment: "...16th day of October, 1996, Titan Indemnity Company,
                                      as Landlord, and Katz Oil Company, as Tenant, entered into a lease (the
                                      "Lease") for approximately..."
------------------------------------------------------------------------------------------------------------------
600     Pixel Magic Imaging, Inc.     Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Pixel Magic Imaging, Inc.)
------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT G - Page 1

------------------------------------------------------------------------------------------------------------------
 150    Prudential Alamo Realty       Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (Hurley/Jansma #2, Inc., d/b/a Keller Williams Realty
                                      Effective Date: 06/13/1996
------------------------------------------------------------------------------------------------------------------
 675    R. L. Mays, Attorney at Law   Lease Agreement is made as of the Effective Date (defined herein) by and between Titan Indemnity Company ("Landlord") and the person named below as Tenant (R. L. Mays, Jr., Ph.D., Individually) Effective Date: 05/22/1997
------------------------------------------------------------------------------------------------------------------
 300    Radio Unica                   Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Radio Unica San Antonio, Inc.) Effective
                                      Date: 06/22/2000
------------------------------------------------------------------------------------------------------------------
 400    St. Paul Sector               Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (St. Paul Fire and Marine Insurance Company)
                                      Effective Date: 02/22/2000
                                      First Amendment: Same Entities, Dated 01/11/2001
                                      Second Amendment: Same Entities, Dated 05/18/2001
                                      Third Amendment: Same Entities, Dated 08/10/2001
------------------------------------------------------------------------------------------------------------------
 100    Sterling Bank                 Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Sterling Bank) Effective Date: TBD, probably on 11/06/01.
------------------------------------------------------------------------------------------------------------------
 640    Unicare Life & Health         Lease Agreement is made as of the Effective Date (defined herein) by and
        Insurance Co.                 between Titan Indemnity Company ("Landlord") and the person named below as Tenant (UniCARE Life & Health, Inc.) Effective Date: 08/28/1996
------------------------------------------------------------------------------------------------------------------
 500    Titan Indemnity Co.           Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Titan Indemnity Company) Effective Date:
                                      05/01/2000
------------------------------------------------------------------------------------------------------------------
Plaza   Titan Indemnity Co.           Lease Agreement is made as of the Effective Date (defined herein) by and between United States Fidelity and Guaranty Company ("Landlord") and the
                                      person named below as Tenant (Titan Indemnity Company) Effective Date:
                                      05/01/2000.
------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT G - Page 2

                                   EXHIBIT "H"
                                   -----------

                                  MAJOR TENANTS

St. Paul Fire and Marine Insurance Company

Titan Indemnity Company

Pixel Magic Imaging, Inc.

Inventiva, Inc.

Radio Unica San Antonio, Inc.

                                                              EXHIBIT H - Page 1

                             ASSIGNMENT OF PURCHASE
                               AND SALE AGREEMENT

     THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT is made as of the________day of April, 2002, by TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Assignor") to TREIT - TITAN PLAZA, L.P., a Texas limited partnership as to a 55.5% undivided tenants in common interest and NNN TITAN BUILDING & PLAZA, LLC, a Virginia limited liability company as to a 44.5% undivided tenants in common interest (collectively, the "Assignee").

RECITALS
--------

     Assignor entered into that certain Purchase and Sale Agreement dated November 9, 2001, with United States Fidelity and Guaranty Company, as amended and restated, with respect to certain improved and unimproved property known as 8200 Perrin Beitel, 2700 N.E. Loop 410 and 8333 Vicar Drive, in the City of San Antonio, County of Bexar, State of Texas (the "Contract").

     Assignor desires to assign all of its rights, title and interest to purchase all of the property described in Exhibit A of the Contract except for that parcel described as Fee Tract 1 (the "Property") under the Contract to Assignee.

AGREEMENT
---------

     FOR and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns its right to purchase the Property to Assignee.

     Assignee hereby agrees to assume Assignor's obligation under the Contract.

     WITNESS the following signatures;

               ASSIGNOR:          TRIPLE NET PROPERTIES, LLC


                                  By: /s/ Anthony W. Thompson
                                      ------------------------------
                                      Anthony W. Thompson, President


               ASSIGNEE:          TREIT - TITAN PLAZA, L.P.

                                  By: TREIT - TITAN PLAZA GP, LLC

                                      By: Triple Net Properties, LLC,
                                          Manager


                                          By: /s/ Anthony W. Thompson
                                              ------------------------------
                                              Anthony W. Thompson, President


                                  NNN TITAN BUILDING & PLAZA, LLC

                                  By: Triple Net Properties, LLC,
                                      Manager


                                      By: /s/ Anthony W. Thompson
                                          ------------------------------
                                          Anthony W. Thompson, President

                                SECOND AMENDMENT
                         TO PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is
                                                                 ---------
entered into effective as of the 26th day of February, 2002, by and between UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation ("Seller"),
                                                                      ------
and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability company
("Buyer").
  -----

                                    RECITALS:

     A. Buyer and Seller have entered into that certain Purchase and Sale Agreement (as amended, the "Agreement") dated as of November 9, 2001, covering
                            ---------
certain parcels of real property located in Bexar County, Texas, as more particularly described in the Agreement.

     B. The Agreement was amended and modified by that certain Reinstatement and First Amendment to Purchase and Sale Agreement, dated as of January 11, 2002, by and between Purchaser and Buyer.

     C. Buyer and Seller desire to amend the Agreement in certain respects, as set forth below.

     D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

                                   AGREEMENTS:

     FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Buyer and Seller hereby agree as follows:

     1. Section 7.1 is hereby amended such that the Closing shall take place on or before April 3, 2002; provided, however, that Buyer shall have the option to extend the Closing to April 18, 2002, on the condition that not later than 5:00 p.m., Central Standard Time, of March 29, 2002, Purchaser delivers (a) to Seller and the Escrow Agent written notice of Seller's election to exercise this option to extend the Closing, and (b) to Escrow Agent, for disbursement by Escrow Agent to Seller, an additional non-refundable deposit of Five Hundred Thousand and No/100 Dollars ($500,000.00), which additional deposit (the "Extension Deposit")
                                                             -----------------
shall be disbursed by Escrow Agent to Seller not later than April 1, 2002, and Purchaser shall have no further right or claim to a return of the Extension Deposit under any circumstance other than pursuant to the provisions of Sections 6.2, 11.1, 11.2 and 12.2 of this Agreement; provided, however, Purchaser shall be entitled to a credit against the amount of the Purchase Price, as provided in
Section 2.1 with respect to the Deposit, on the Closing Date.

     2. In consideration of the agreement of Seller to extend the Closing to April 3, 2002, Buyer agrees that the Deposit held by the Escrow Agent pursuant to Section 2.1 of the Agreement shall be disbursed by Escrow Agent to Seller, by wire transfer, not later than March

4, 2002, and Buyer shall have no further right or claim to a return of the Deposit under any circumstance; provided, however, Purchaser shall be entitled to a credit against the amount of the Purchase Price, as provided in Section 2.1, on the Closing Date.

     3. Except as expressly modified by this Amendment, the Agreement is in full force and effect as originally written.

     4. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

     5. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                    BUYER:

                                    Triple Net Properties, L.L.C
                                    a Virginia limited liability company


                                    By:/s/ Anthony W. Thompson
                                       -------------------------------
                                       Anthony W. Thompson
                                       President


                                    SELLER:

                                    United States Fidelity and Guaranty Company, a Maryland corporation


                                    By:
                                       -------------------------------
                                          Robert O'Leary
                                          Authorized Signatory

                        REINSTATEMENT AND FIRST AMENDMENT
                         TO PURCHASE AND SALE AGREEMENT

     THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into as of the 11th day of January, 2002, by and
 ---------
between UNITED STATES FIDELITY AND GUARANTY COMPANY, a Maryland corporation ("Seller", and TRIPLE NET PROPERTIES, L.L.C., a Virginia limited liability
  ------
company ("Buyer").
          -----

                                    RECITALS:

     A. Buyer and Seller have entered into that certain Purchase and Sale Agreement (the "Agreement") dated as of November 9, 2001, covering certain
                ---------
parcels of real property located in Bexar County, Texas, as more particularly described in the Agreement.

     B. The Agreement expired pursuant to the provisions of Section 4.1.4 thereof, (and the Deposit was returned to Buyer), and Buyer and Seller desire to reinstate and amend the Agreement in certain respects, as set forth below.

     C. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

                                   AGREEMENTS:

     FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Buyer and Seller hereby agree as follows:

     l. Buyer and Seller hereby reinstate the Agreement subject to the terms, conditions and modifications set forth in this Amendment.

     2. The first sentence of Section 2 of the Agreement is hereby modified and amended such that the amount of the purchase price shall be reduced from $9,330,000.00 to $9,242,000.00.

     3. Section 7.1 is hereby amended such that the Closing shall take place on February 25, 2002.

     4. Section 7.6.2 and Section 7.6.3 are each hereby amended such that the amount of $9,080,000 contained therein shall be reduced to $8,992,00.00.

     5. In consideration of the agreements of Seller contained in Paragraphs 1, 2, 3 and 4 above, Purchaser shall deposit, not later than three (3) Business Days following the date of this Amendment, a non-refundable deposit of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), which deposit shall constitute the "Deposit" under Section 2.1 of the Agreement (in replacement and increase of the Initial Deposit and the Additional Deposit referenced in
Section 2.1 of the Agreement), and Purchaser shall have no further right or claim to a return of the Deposit under any circumstance other than pursuant to the provisions of

Sections 6.2, 10.2, 11.1, 11.2 and 12.2 of the Agreement; provided, however, Purchaser shall be entitled to a credit of the Deposit against the amount of the Purchase Price, as provided in Section 2.1, on the Closing Date.

     6. Buyer hereby acknowledges that Seller has complied with its obligations set forth in Section 4 of the Agreement, and that the Due Diligence Period and Financing Contingency Period terminated prior to the execution of this Amendment. Buyer unconditionally waives the termination provisions of Section
4.1.4 and Section 4.1.5 of the Agreement. Buyer also unconditionally waives its right to terminate the Agreement as provided in Section 4.2.

     7. Exhibit "A" to the Agreement is hereby amended and restated to read as set forth in Exhibit "A" attached to this Amendment and incorporated in the Agreement, as amended, for all purposes.

     8. Except as expressly modified by this Amendment, the Agreement is in full force and effect as originally written.

     9. This Amendment may be executed (a) by facsimile transmission, the same of which wall be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument

     10. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                    BUYER:

                                    Triple Net Properties, L.L.C.,
                                    a Virginia limited liability company


                                    By: /s/ Anthony W. Thompson
                                        ----------------------------------------
                                        Anthony W. Thompson
                                        President


                                    SELLER:

                                    United States Fidelity and Guaranty Company, a Maryland corporation


                                    By:
                                        ----------------------------------------
                                        Robert O'Leary
                                        Authorized Signatory

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                    BUYER:

                                    Triple Net Properties, L.L.C.,
                                    a Virginia limited liability company


                                    By:
                                        ----------------------------------------
                                        Anthony W. Thompson
                                        President


                                    SELLER:

                                    United States Fidelity and Guaranty Company, a Maryland corporation


                                    By: /s/ Robert O'Leary
                                        ----------------------------------------
                                        Robert O'Leary
                                        Authorized Signatory

               EXHIBIT "A" TO REINSTATEMENT AND FIRST AMENDMENT TO
               ---------------------------------------------------
                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

                                   EXHIBIT "A"
                                   -----------
                                LEGAL DESCRIPTION

FEE TRACTS:
-----------

TRACT I: A 2.034 acre, or 88,621 square feet, tract of land, more or less, out of Lots 11, 12 and 13, of New City Block 12167 of the City of San Antonio,
Bexar County, Texas, out of the plat attached to deed recorded in Volume 2298, Page 532 of the Deed Records of Bexar County, Texas, said 2.034 acres being more particularly described in Exhibit "A-1", attached hereto and made a part hereof.

TRACT II: Lot 14, New City Block 12168, NBC 2 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9502, Pages 86-87, Deed and Plat Records of Bexar County, Texas.

TRACT III: Lot 15, New City Block 12168, NBC 2 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9502, Pages 86-87, Deed and Plat Records of Bexar County, Texas.

EASEMENT TRACT:
---------------

TRACT IV: The easement rights provided by instrument recorded in Volume 2671, Page 1124, Real Property Records of Bexar County, Texas, as further conveyed by instrument recorded in Volume 7368, Page 851, Real Property Records of Bexar County, Texas, over and across a 0.241 acre, or 10,502 square foot, tract of land out of Lot 13, New City Block 12168, NBC 1 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9400, Page 134, Deed and Plat Records of Bexar County, Texas, said 0.241 acre tract being more particularly described in Exhibit "A-2", attached hereto and made a part hereof.

TRACT V: The easement rights provided by instrument recorded in Volume 2671, Page 1132 of the Official Public Records of Real Property of Bexar County, Texas, over and across a 0.094 acre, or 4,115 square foot, tract of land out of Lot 15, New City Block 12168, NBC 2 SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9502, Pages 86-87, Deed and Plat Records of Bexar County, Texas, said 0.094 acre tract being more particularly described in Exhibit "A-3", attached hereto and made a part hereof.

                                                              Exhibit A - Page 1

                                  EXHIBIT "A-1"
                                  -------------
                                     TRACT I

BEGINNING at a 1/2 inch iron rod with yellow cap marked "Pape-Dawson" found in the northwest right-of-way line of Vicar Drive, at this point being 55" in width, for the south corner of said Lot 11;

THENCE North 51DEG.15'44" West, departing said northwest line at 5.00' past the East corner of Lot 26, New City Block 12167, Business Center Subdivision as recorded in Volume 5580, Page 106 of the Deed and Plat Records of Bexar County, Texas, in all a distance of 266.07' to a set 1/2 inch iron rod with Vickrey & Associates property cap in the easterly line of Perrin-Beitel Creek, a variable width drainage right-of-way as shown on the plat of Harry Kirsner Subdivision, recorded in Volume 9300, Page 106 of said Records, for the northeast corner of said Lot 26, the northwest corner of said Lot 11;

THENCE North 05DEG.01'55" West, a distance of 126.05' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northwest corner of said Lot 12, the northeast corner of said Lot 11;

THENCE North 11DEG.22'51" West, a distance of 65.47' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northernmost corner of said Lot 12, an angle point of said drainage right-of-way;

THENCE North 89DEG.24'48" East, continuing along and with said drainage right-of-way, a distance of 79.66' to a found 3/4 inch iron rod for the southwest corner of Lot 4, New City Block 12168, N. E. Loop 410 Subdivision, as recorded in Volume 7800, Page 60 of the aforementioned Records, for the northeast corner of said Lot 12, the northwest corner of said Lot 13;

THENCE South 89DEG.47'14" East, departing said right-of-way, along and with the common line of said Lots 4 and 13, a distance of 152.88' to a set 1/2 inch iron rod with Vickrey & Associates property cap for the northwest corner of Lot 36, New City Block 12167, Austin Highway/Vicar Dr. Subdivision, Unit II as recorded in Volume 8200, Page 128 of said Records, same being the northeast corner of said Lot 13;

THENCE South 51DEG.34'15" East, along the common line of Lots 36 and 13, at a distance of 208.29' past the southwest corner of said Lot 36, in all a distance of 213.29' to a set 1/2 inch iron rod with Vickrey & Associates property corner cap in the northwesterly right-of-way line of Vicar Drive for the southeast corner of said Lot 13;

THENCE South 36DEG.53'51" West, 280.00' along said northwesterly right-of-way line of Vicar Drive to the POINT OF BEGINNING and containing 2.034 acres (88,621 square feet) of land.

                                                              Exhibit A - Page 2

                                  EXHIBIT "A-2"
                                  -------------
                               TRACT IV (EASEMENT)

BEGINNING at a found "x" in concrete in the east right-of-way line of Perrin-Beitel Road (a variable right-of-way) at the south most corner of said Lot 13;

THENCE N 13DEG.03'31"W, 12.50' along the east right-of-way line of Perrin-Beitel Road to a set 1/2" iron rod with a Vickrey & Associates property end cap;

THENCE, N 76DEG.56'29" E, 304.20' to a set 1/2 iron rod with a Vickrey & Associates property end cap;

THENCE N 13DEG.03'31" W, 205.00' to a set 1/2" iron rod with a Vickrey & Associates property end cap;

THENCE S 76DEG.56'29" W, 305.98' to a point in the east right-of-way line of said Perrin-Beitel Road and a set 1/2" iron rod with a Vickrey & Associates property end cap;

THENCE N 13DEG.03'31" W, 12.50' along the east right-of-way line of Perrin-Beitel Road to a set 1/2" iron rod with a Vickrey & Associates property end cap;

THENCE N 76DEG.56'29" E, 318.48' along the northwest line of said Lot 13 to a found nail and cap;

THENCE S 13DEG.03'31" E, 230.00' along the northeast line of said Lot 13 to a found nail and cap;

THENCE S 76DEG.56'29" W, 316.70' along the southeast line of said Lot 13 to the POINT OF BEGINNING and containing 0.241 acres (10,502 sq. ft.) of land.

                                                              Exhibit A - Page 3

                                  EXHIBIT "A-3"
                                  -------------
                               TRACT V (EASEMENT)

BEGINNING at a found "X" on concrete in the east right-of-way line of Perrin Beitel Road at the northwest corner of said Lot 15;

THENCE N 76DEG.56'29" E, 329.20 feet along the north line of said Lot 15 to a corner;

THENCE S 13DEG.03'31" E, 12.50 feet to a corner;

THENCE S 76DEG.56'29" W, 329.20 feet to a corner in the east right-of-way line of Perrin Beitel Road;

THENCE N 13DEG.03'31" W, 12.50 feet along the east right-of-way line of Perrin Beitel Road to the POINT OF BEGINNING and containing 0.094 acres (4,115 square feet) of land.

                                                              Exhibit A - Page 4